Exhibit 10.1
AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC,

as Issuer

and

THE BANK OF NEW YORK TRUST COMPANY, N.A.,

as Trustee and Series 2005-2 Agent

_____________________

AMENDED AND RESTATED SERIES 2005-2 SUPPLEMENT

dated as of May 20, 2008

to

SECOND AMENDED AND RESTATED BASE INDENTURE

dated as of June 3, 2004

_____________________

Table of Contents
(continued)

AMENDED AND RESTATED SERIES 2005-2 SUPPLEMENT, dated as of May 20, 2008 (this “Supplement”), among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC), a special purpose limited liability company established under the laws of Delaware (“ABRCF”), The Bank of New York Trust Company, N.A. (as successor in interest to The Bank of New York) (“BNY”), a limited purpose national banking association with trust powers, as trustee (in such capacity, and together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”), and BNY, as agent (in such capacity, the “Series 2005-2 Agent”) for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, ABRCF, the Trustee and the Series 2005-2 Agent entered into the Series 2005-2 Supplement, dated as of March 22, 2005 (the “Original Series 2005-2 Supplement”), pursuant to which the Series 2005-2 Notes were issued;

WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement may be amended with the consent of ABRCF, the Trustee, any applicable Enhancement Provider and the Required Noteholders of a Series of Notes;

WHEREAS, pursuant to Section 11.11 of the Original Series 2005-2 Supplement, the requirement contained in Section 12.2 of the Base Indenture shall be satisfied upon attaining the consent of the Requisite Noteholders and the Surety Provider; and

WHEREAS, the parties hereto desire to amend and restate the Original Series 2005-2 Supplement as set forth herein and upon (i) the effectiveness of the letter dated as of the date hereof (the “Terminated Surety Provider Consent & Release Letter”) between ABRCF, the Trustee and the Terminated Surety Provider, (ii) the effectiveness of the letter dated as of the date hereof (collectively, the “Series 2005-2 Noteholder Consent Letter”) between ABRCF, the Trustee and each of the Series 2005-2 Noteholders and (iii) the satisfaction of the conditions precedent set forth in Section 6.22 hereof, each of the Terminated Surety Provider and the Surety Provider will have consented to the amendment and restatement of the Original Series 2005-2 Supplement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There was created a Series of Notes issued pursuant to the Base Indenture and the Original Series 2005-2 Supplement and such Series of Notes was designated generally as Series 2005-2 Floating Rate Rental Car Asset Backed Notes (the “Series 2005-2 Notes”).

The proceeds from the initial sale of the Series 2005-2 Notes were deposited in the Collection Account and were paid to ABRCF and used to make Loans under the Loan

Agreements to the extent that the Borrowers have requested Loans thereunder and Eligible Vehicles were available for acquisition or refinancing thereunder on the date of the Original Series 2005-2 Supplement.  Any such portion of proceeds not so used to make Loans were deemed to be Principal Collections.

The Series 2005-2 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture).  Accordingly, all references in this Supplement to “all” Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to “all” Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

ARTICLE I

DEFINITIONS

(a)           All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto.  All Article, Section, Subsection or Exhibit references herein shall refer to Articles, Sections, Subsections or Exhibits of this Supplement, except as otherwise provided herein.  Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2005-2 Notes and not to any other Series of Notes issued by ABRCF.  In the event that a term used herein shall be defined both herein and in the Base Indenture, the definition of such term herein shall govern.

(b)           The following words and phrases shall have the following meanings with respect to the Series 2005-2 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“A&R Effective Date” shall mean the date upon which the conditions precedent set forth in Section 6.22 hereto have been satisfied.

“ABCR” means Avis Budget Car Rental, LLC (formerly known as Cendant Car Rental Group, LLC).

“Adjusted Net Book Value” means, as of any date of determination, with respect to each Adjusted Program Vehicle as of such date, the product of 0.965 and the Net Book Value of such Adjusted Program Vehicle as of such date.

“Authorized Newspaper” means the Luxemburger Wort or other daily newspaper of general circulation in Luxembourg (or if publication is not practical in Luxembourg, in Europe).

“Business Day” means any day other than (a) a Saturday or a Sunday or (b) a day on which the Surety Provider or banking institutions in New York City or in the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close.

“Certificate of Lease Deficit Demand” means a certificate substantially in the form of Annex A to the Series 2005-2 Letters of Credit.

“Certificate of Termination Date Demand” means a certificate substantially in the form of Annex D to the Series 2005-2 Letters of Credit.

“Certificate of Termination Demand” means a certificate substantially in the form of Annex C to the Series 2005-2 Letters of Credit.

“Certificate of Unpaid Demand Note Demand” means a certificate substantially in the form of Annex B to the Series 2005-2 Letters of Credit.

“Clearstream” is defined in Section 5.2.

“Confirmation Condition” means, with respect to any Bankrupt Manufacturer which is a debtor in Chapter 11 Proceedings, a condition that shall be satisfied upon the bankruptcy court having competent jurisdiction over such Chapter 11 Proceedings issuing an order that remains in effect approving (i) the assumption of such Bankrupt Manufacturer’s Manufacturer Program (and the related Assignment Agreements) by such Bankrupt Manufacturer or the trustee in bankruptcy of such Bankrupt Manufacturer under Section 365 of the Bankruptcy Code and at the time of such assumption, the payment of all amounts due and payable by such Bankrupt Manufacturer under such Manufacturer Program and the curing of all other defaults by the Bankrupt Manufacturer thereunder or (ii) the execution, delivery and performance by such Bankrupt Manufacturer of a new post-petition Manufacturer Program (and the related assignment agreements) on the same terms and covering the same Vehicles as such Bankrupt Manufacturer’s Manufacturer Program (and the related Assignment Agreements) in effect on the date such Bankrupt Manufacturer became subject to such Chapter 11 Proceedings and, at the time of the execution and delivery of such new post-petition Manufacturer Program, the payment of all amounts due and payable by such Bankrupt Manufacturer under such Manufacturer Program and the curing of all other defaults by the Bankrupt Manufacturer thereunder; provided that notwithstanding the foregoing, the Confirmation Condition shall be deemed satisfied until the 90th calendar day following the initial filing in respect of such Chapter 11 Proceedings.

“Consent” is defined in Article IV.

“Consent Period Expiration Date” is defined in Article IV.

“Demand Note Issuer” means each issuer of a Series 2005-2 Demand Note.

“Designated Amounts” is defined in Article IV.

“Disbursement” means any Lease Deficit Disbursement, any Unpaid Demand Note Disbursement, any Termination Date Disbursement or any Termination Disbursement under a Series 2005-2 Letter of Credit, or any combination thereof, as the context may require.

“Euroclear” is defined in Section 5.2.

“Excess Collections” is defined in Section 2.3(f)(i).

“Excluded Receivable Amount” means, as of any date of determination, the greater of the Moody’s Excluded Receivable Amount and the Standard & Poor’s Excluded Receivable Amount as of such date.

“Finance Guide” means the Black Book Official Finance/Lease Guide.

“Fixed Rate Payment” means, for any Distribution Date, the amount, if any, payable by ABRCF as the “Fixed Amount” under any Series 2005-2 Interest Rate Swap after the netting of payments due to ABRCF as the “Floating Amount” from the Series 2005-2 Interest Rate Swap Counterparty under such Series 2005-2 Interest Rate Swap on such Distribution Date.

“Inclusion Date” means, with respect to any Vehicle, the date that is three months after the earlier of (i) the date such Vehicle became a Redesignated Vehicle and (ii) if the Manufacturer of such Vehicle is a Bankrupt Manufacturer, the date upon which the Event of Bankruptcy which caused such Manufacturer to become a Bankrupt Manufacturer first occurred.

“Insurance Agreement” means the Insurance Agreement, dated as of A&R Effective Date, among the Surety Provider, the Trustee and ABRCF, which shall constitute an “Enhancement Agreement” with respect to the Series 2005-2 Notes for all purposes under the Indenture.

“Insured Principal Deficit Amount” means, with respect to any Distribution Date, the excess, if any, of (a) the Series 2005-2 Outstanding Principal Amount on such Distribution Date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month) over (b) the sum of the Series 2005-2 Available Reserve Account Amount on such Distribution Date (after only giving effect to the withdrawal of any amounts in the Series 2005-2 Reserve Account made pursuant to Section 2.3(d) on such Distribution Date), the Series 2005-2 Letter of Credit Amount on such Distribution Date (after giving effect only to the withdrawal of any amounts in the Series 2005-2 Cash Collateral Account pursuant to Section 2.3(c) on such Distribution Date) and the Series 2005-2 AESOP I Operating Lease Loan Agreement Borrowing Base on such Distribution Date.

“Lease Deficit Disbursement” means an amount drawn under a Series 2005-2 Letter of Credit pursuant to a Certificate of Lease Deficit Demand.

“LIBOR” means, with respect to each Series 2005-2 Interest Period, a rate per annum to be determined by the Trustee as follows:

(i)           On each LIBOR Determination Date, the Trustee will determine the London interbank offered rate for U.S. dollar deposits for one month that appears on the Reuters Screen LIBOR01 Page as it relates to U.S. dollars as of 11:00 a.m., London time, on such LIBOR Determination Date;

(ii)           If, on any LIBOR Determination Date, such rate does not appear on the Reuters Screen LIBOR01 Page, the Trustee will request that the principal London offices of each of four major banks in the London interbank market selected by the Trustee provide the Trustee with offered quotations for deposits in U.S. dollars for a period of one month, commencing on the first day of such Series 2005-2 Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time.  If at least two such quotations are provided, “LIBOR” for such Series 2005-2 Interest Period will be the arithmetic mean of such quotations; or

(iii)           If fewer than two such quotations are provided pursuant to clause (ii), “LIBOR” for such Series 2005-2 Interest Period will be the arithmetic mean of rates quoted by three major banks in the City of New York selected by the Trustee at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for a period of one month, commencing on the first day of such Series 2005-2 Interest Period, and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by such Trustee are not quoting rates as mentioned in this sentence, “LIBOR” for such Series 2005-2 Interest Period will be the same as “LIBOR” for the immediately preceding Series 2005-2 Interest Period.

“LIBOR Determination Date” means, with respect to any Series 2005-2 Interest Period, the second London Banking Day preceding the first day of such Series 2005-2 Interest Period.

“London Banking Day” means any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

“Market Value Average” means, as of any day, the percentage equivalent of a fraction, the numerator of which is the average of the Selected Fleet Market Value as of the preceding Determination Date and the two Determination Dates precedent thereto and the denominator of which is the sum of (a) the average of the aggregate Net Book Value of all Non-Program Vehicles (excluding (i) any Unaccepted Program Vehicles, (ii) any Excluded Redesignated Vehicles and (iii) any other Non-Program Vehicles that are subject to a Manufacturer Program with an Eligible Non-Program Manufacturer with respect to which no Manufacturer Event of Default has occurred and is continuing) and (b) the average of the aggregate Adjusted Net Book Value of all Adjusted Program Vehicles, in the case of each of clause (a) and (b) leased under the AESOP I Operating Lease and the Finance Lease as of the preceding Determination Date and the two Determination Dates precedent thereto.

“Monthly Total Principal Allocation” means for any Related Month the sum of all Series 2005-2 Principal Allocations with respect to such Related Month.

“Moody’s Excluded Manufacturer Receivable Specified Percentage” means, as of any date of determination, with respect to each Moody’s Non-Investment Grade Manufacturer as of such date, the percentage (not to exceed 100%) most recently specified in writing by Moody’s to ABRCF and the Trustee and consented to by the Surety Provider with respect to such Moody’s Non-Investment Grade Manufacturer; provided, however, that as of the A&R Effective

Date the Moody’s Excluded Manufacturer Receivable Specified Percentage for each Moody’s Non-Investment Grade Manufacturer shall be 100%; providedfurther that the initial Moody’s Excluded Manufacturer Receivable Specified Percentage with respect to any Manufacturer that becomes a Moody’s Non-Investment Grade Manufacturer after the A&R Effective Date shall be 100%.

“Moody’s Excluded Receivable Amount” means, as of any date of determination, the sum of the following amounts with respect to each Moody’s Non-Investment Grade Manufacturer as of such date:  the product of (i) to the extent such amounts are included in the calculation of AESOP I Operating Lease Loan Agreement Borrowing Base as of such date, all amounts receivable, as of such date, by AESOP Leasing or the Intermediary from such Moody’s Non-Investment Grade Manufacturer and (ii) the Moody’s Excluded Manufacturer Receivable Specified Percentage for such Moody’s Non-Investment Grade Manufacturer as of such date.

“Moody’s Non-Investment Grade Manufacturer” means, as of any date of determination, any Manufacturer that (i) is not a Bankrupt Manufacturer and (ii) does not have a long-term senior unsecured debt rating of at least “Baa3” from Moody’s; provided that any Manufacturer whose long-term senior unsecured debt rating is downgraded from at least “Baa3” to below “Baa3” by Moody’s after the A&R Effective Date shall not be deemed a Moody’s Non-Investment Grade Manufacturer until the thirtieth (30th) calendar day following such downgrade.

“Original Series 2005-2 Closing Date” means March 22, 2005.

“Past Due Rent Payment” is defined in Section 2.2(g).

“Permanent Global Series 2005-2 Note” is defined in Section 5.2.

“Pre-Preference Period Demand Note Payments” means, as of any date of determination, the aggregate amount of all proceeds of demands made on the Series 2005-2 Demand Notes included in the Series 2005-2 Demand Note Payment Amount as of the Series 2005-2 Letter of Credit Termination Date that were paid by the Demand Note Issuers more than one year before such date of determination; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to a Demand Note Issuer occurs during such one-year period, (x) the Pre-Preference Period Demand Note Payments as of any date during the period from and including the date of the occurrence of such Event of Bankruptcy to and including the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings shall equal the Pre-Preference Period Demand Note Payments as of the date of such occurrence for all Demand Note Issuers and (y) the Pre-Preference Period Demand Note Payments as of any date after the conclusion or dismissal of such proceedings shall equal the Series 2005-2 Demand Note Payment Amount as of the date of the conclusion or dismissal of such proceedings.

“Premium Letter” means the premium letter, dated as of the A&R Effective Date, among the Surety Provider, the Trustee and ABRCF.

“Principal Deficit Amount” means, as of any date of determination, the excess, if any, of (i) the Series 2005-2 Invested Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (ii) the Series 2005-2 AESOP I Operating Lease Loan Agreement Borrowing Base on such date; provided, however the Principal Deficit Amount on any date occurring during the period commencing on and including the date of the filing by any of the Lessees of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which each of the Lessees shall have resumed making all payments of the portion of Monthly Base Rent relating to Loan Interest required to be made under the AESOP I Operating Lease, shall mean the excess, if any, of (x) the Series 2005-2 Invested Amount on such date (after giving effect to the distribution of Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (y) the sum of (1) the Series 2005-2 AESOP I Operating Lease Loan Agreement Borrowing Base on such date and (2) the lesser of (a) the Series 2005-2 Liquidity Amount on such date and (b) the Series 2005-2 Required Liquidity Amount on such date.

“Pro Rata Share” means, with respect to any Series 2005-2 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 2005-2 Letter of Credit Provider’s Series 2005-2 Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 2005-2 Letters of Credit as of such date; provided, that only for purposes of calculating the Pro Rata Share with respect to any Series 2005-2 Letter of Credit Provider as of any date, if such Series 2005-2 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under its Series 2005-2 Letter of Credit made prior to such date, the available amount under such Series 2005-2 Letter of Credit Provider’s Series 2005-2 Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2005-2 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee or the applicable Demand Note Issuer, as the case may be, for such amount (provided that the foregoing calculation shall not in any manner reduce the undersigned’s actual liability in respect of any failure to pay any demand under its Series 2005-2 Letter of Credit).

“Qualified Interest Rate Swap Counterparty” means a counterparty (A) who is acceptable to the Surety Provider (in the exercise of its reasonable judgment) and (B) who is a bank or other financial institution, which is acceptable to each Rating Agency or which has, or which has all of its obligations under its Series 2005-2 Interest Rate Swap guaranteed by a Person that has, (i) a short-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “A-1”, or if such bank, financial institution or Person does not have a short-term senior, unsecured debt rating, then a long-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “A+”, in each case, from Standard & Poor’s and (ii) a short-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of “P-1”, or if such bank, financial institution or Person does not have a short-term senior, unsecured debt rating, then a long-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “A1”, in each case, from Moody’s.

“Requisite Noteholders” means Series 2005-2 Noteholders holding more than 50% of the Series 2005-2 Invested Amount.

“Restricted Global Series 2005-2 Note” is defined in Section 5.1.

“Reuters Screen LIBOR01 Page” means the display page currently designated as the Reuters Screen LIBOR01 Page (or such other page as may replace such page on such service for the purpose of displaying comparable rates) as reported by Bloomberg Financial Market Commodities News.

“Selected Fleet Market Value” means, with respect to all Adjusted Program Vehicles and all Non-Program Vehicles (excluding (i) any Unaccepted Program Vehicles, (ii) any Excluded Redesignated Vehicles and (iii) any other Non-Program Vehicles that are subject to a Manufacturer Program with an Eligible Non-Program Manufacturer with respect to which no Manufacturer Event of Default has occurred and is continuing) as of any date of determination, the sum of the respective Market Values of each such Adjusted Program Vehicle and each such Non-Program Vehicle, in each case subject to the AESOP I Operating Lease or the Finance Lease as of such date.  For purposes of computing the Selected Fleet Market Value, the “Market Value” of an Adjusted Program Vehicle or a Non-Program Vehicle means the market value of such Vehicle as specified in the most recently published NADA Guide for the model class and model year of such Vehicle based on the average equipment and the average mileage of each Vehicle of such model class and model year then leased under the AESOP I Operating Lease and the Finance Lease; provided, that if the NADA Guide is not being published or the NADA Guide is being published but such Vehicle is not included therein, the Market Value of such Vehicle shall be based on the market value specified in the most recently published Finance Guide for the model class and model year of such Vehicle based on the average equipment and the average mileage of each Vehicle of such model class and model year then leased under the AESOP I Operating Lease or the Finance Lease; provided, further, that if the Finance Guide is being published but such Vehicle is not included therein, the Market Value of such Vehicle shall mean (x) in the case of an Adjusted Program Vehicle, the Adjusted Net Book Value of such Adjusted Program Vehicle and (y) in the case of a Non-Program Vehicle, the Net Book Value of such Non-Program Vehicle provided, further, that if the Finance Guide is not being published, the Market Value of such Vehicle shall be based on an independent third-party data source selected by the Administrator and approved by each Rating Agency that is rating any Series of Notes and the Surety Provider (such approval not to be unreasonably withheld or delayed), at the request of ABRCF based on the average equipment and average mileage of each Vehicle of such model class and model year then leased under the AESOP I Operating Lease or the Finance Lease; provided, further, that if no such third-party data source or methodology shall have been so approved or any such third-party data source or methodology is not available, the Market Value of such Vehicle shall be equal to a reasonable estimate of the wholesale market value of such Vehicle as determined by the Administrator, based on the Net Book Value of such Vehicle and any other factors deemed relevant by the Administrator.

“Series 2002-2 Notes” means the Series of Notes designated as the Series 2002-2 Notes.

“Series 2002-3 Notes” means the Series of Notes designated as the Series 2002-3 Notes.

“Series 2003-2 Notes” means the Series of Notes designated as the Series 2003-2 Notes.

“Series 2003-3 Notes” means the Series of Notes designated as the Series 2003-3 Notes.

“Series 2003-4 Notes” means the Series of Notes designated as the Series 2003-4 Notes.

“Series 2003-5 Notes” means the Series of Notes designated as the Series 2003-5 Notes.

“Series 2004-1 Notes” means the Series of Notes designated as the Series 2004-1 Notes.

“Series 2004-2 Notes” means the Series of Notes designated as the Series 2004-2 Notes.

“Series 2005-1 Notes” means the Series of Notes designated as the Series 2005-1 Notes.

“Series 2005-2 Notes” means the Series of Notes designated as the Series 2005-2 Notes.

“Series 2005-4 Notes” means the Series of Notes designated as the Series 2005-4 Notes.

“Series 2006-1 Notes” means the Series of Notes designated as the Series 2006-1 Notes.

“Series 2006-2 Notes” means the Series of Notes designated as the Series 2006-2 Notes.

“Series 2007-2 Notes” means the Series of Notes designated as the Series 2007-2 Notes.

“Series 2008-1 Notes” means the Series of Notes designated as the Series 2008-1 Notes.

“Series 2005-2 Accounts” means each of the Series 2005-2 Distribution Account, the Series 2005-2 Reserve Account, the Series 2005-2 Collection Account, the Series 2005-2 Excess Collection Account, the Series 2005-2 Cash Collateral Account and the Series 2005-2 Accrued Interest Account.

“Series 2005-2 Accrued Interest Account” is defined in Section 2.1(b).

“Series 2005-2 Adjusted Monthly Interest” means, for any Distribution Date, the sum of (i) an amount equal to the product of (1) the Series 2005-2 Note Rate for the Series 2005-2 Interest Period ending on the day preceding such Distribution Date, (2) the Series 2005-2 Outstanding Principal Amount on the first day of such Series 2005-2 Interest Period and (3) a fraction, the numerator of which is the actual number of days in such Series 2005-2 Interest

Period and the denominator of which is 360, and (ii) any amount described in clause (i) with respect to a prior Distribution Date that remains unpaid as of such Distribution Date (together with any accrued interest on such amount at the Series 2005-2 Note Rate).

“Series 2005-2 AESOP I Operating Lease Loan Agreement Borrowing Base” means, as of any date of determination, the product of (a) the Series 2005-2 AESOP I Operating Lease Vehicle Percentage as of such date and (b) the excess of (i) the AESOP I Operating Lease Loan Agreement Borrowing Base as of such date over (ii) the Excluded Receivable Amount as of such date.

“Series 2005-2 AESOP I Operating Lease Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage (which percentage shall never exceed 100%), the numerator of which is the Series 2005-2 Required AESOP I Operating Lease Vehicle Amount as of such date and the denominator of which is the sum of the Required AESOP I Operating Lease Vehicle Amounts for all Series of Notes as of such date.

“Series 2005-2 Agent” is defined in the recitals hereto.

“Series 2005-2 Available Cash Collateral Account Amount” means, as of any date of determination, the amount on deposit in the Series 2005-2 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series-2005-2 Available Reserve Account Amount” means, as of any date of determination, the amount on deposit in the Series 2005-2 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series 2005-2 Carryover Controlled Amortization Amount” means, with respect to any Related Month during the Series 2005-2 Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation paid to the Series 2005-2 Noteholders pursuant to Section 2.5(e) for the previous Related Month was less than the Series 2005-2 Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Series 2005-2 Controlled Amortization Period, the Series 2005-2 Carryover Controlled Amortization Amount shall be zero.

“Series 2005-2 Cash Collateral Account” is defined in Section 2.8(f).

“Series 2005-2 Cash Collateral Account Collateral” is defined in Section 2.8(a).

“Series 2005-2 Cash Collateral Account Surplus” means, with respect to any Distribution Date, the lesser of (a) the Series 2005-2 Available Cash Collateral Account Amount and (b) the lesser of (A) the excess, if any, of the Series 2005-2 Liquidity Amount (after giving effect to any withdrawal from the Series 2005-2 Reserve Account on such Distribution Date) over the Series 2005-2 Required Liquidity Amount on such Distribution Date and (B) the excess, if any, of the Series 2005-2 Enhancement Amount (after giving effect to any withdrawal from the Series 2005-2 Reserve Account on such Distribution Date) over the Series 2005-2 Required Enhancement Amount on such Distribution Date; provided, however that, on any date after the Series 2005-2 Letter of Credit Termination Date, the Series 2005-2 Cash Collateral Account Surplus shall mean the excess, if any, of (x) the Series 2005-2 Available Cash Collateral Account

Amount over (y) the Series 2005-2 Demand Note Payment Amount minus the Pre-Preference Period Demand Note Payments as of such date.

“Series 2005-2 Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2005-2 Available Cash Collateral Amount as of such date and the denominator of which is the Series 2005-2 Letter of Credit Liquidity Amount as of such date.

“Series 2005-2 Collateral” means the Collateral, each Series 2005-2 Letter of Credit, each Series 2005-2 Demand Note, the Series 2005-2 Distribution Account Collateral, the Series 2005-2 Interest Rate Swap Collateral, the Series 2005-2 Cash Collateral Account Collateral and the Series 2005-2 Reserve Account Collateral.

“Series 2005-2 Collection Account” is defined in Section 2.1(b).

“Series 2005-2 Controlled Amortization Amount” means (i) with respect to any Related Month during the Series 2005-2 Controlled Amortization Period other than the Related Month immediately preceding the Series 2005-2 Expected Final Distribution Date, $41,666,666.66 and (ii) with respect to the Related Month immediately preceding the Series 2005-2 Expected Final Distribution Date, $41,666,666.70.

“Series 2005-2 Controlled Amortization Period” means the period commencing at the opening of business on November 1, 2011 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the commencement of the Series 2005-2 Rapid Amortization Period, (ii) the date on which the Series 2005-2 Notes are fully paid and (iii) the termination of the Indenture.

“Series 2005-2 Controlled Distribution Amount” means, with respect to any Related Month during the Series 2005-2 Controlled Amortization Period, an amount equal to the sum of the Series 2005-2 Controlled Amortization Amount and any Series 2005-2 Carryover Controlled Amortization Amount for such Related Month.

“Series 2005-2 Demand Note” means each demand note made by a Demand Note Issuer, substantially in the form of Exhibit C, as amended, modified or restated from time to time.

“Series 2005-2 Demand Note Payment Amount” means, as of the Series 2005-2 Letter of Credit Termination Date, the aggregate amount of all proceeds of demands made on the Series 2005-2 Demand Notes pursuant to Section 2.5(b) or (c) that were deposited into the Series 2005-2 Distribution Account and paid to the Series 2005-2 Noteholders during the one year period ending on the Series 2005-2 Letter of Credit Termination Date; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to a Demand Note Issuer shall have occurred during such one year period, the Series 2005-2 Demand Note Payment Amount as of the Series 2005-2 Letter of Credit Termination Date shall equal the Series 2005-2 Demand Note Payment Amount as if it were calculated as of the date of such occurrence.

“Series 2005-2 Deposit Date” is defined in Section 2.2.

“Series 2005-2 Distribution Account” is defined in Section 2.9(a).

“Series 2005-2 Distribution Account Collateral” is defined in Section 2.9(d).

“Series 2005-2 Eligible Letter of Credit Provider” means a Person satisfactory to ABCR, the Demand Note Issuers and the Surety Provider and having, at the time of the issuance of the related Series 2005-2 Letter of Credit, a long-term senior unsecured debt rating (or the equivalent thereof in the case of Moody’s or Standard & Poor’s, as applicable) of at least “A+” from Standard & Poor’s and at least “Al” from Moody’s and a short-term senior unsecured debt rating of at least “A-1” from Standard & Poor’s and “P-1” from Moody’s that is (a) a commercial bank having total assets in excess of $500,000,000, (b) a finance company, insurance company or other financial institution that in the ordinary course of business issues letters of credit and has total assets in excess of $200,000,000 or (c) any other financial institution; provided, however, that if a Person is not a Series 2005-2 Letter of Credit Provider (or a letter of credit provider under the Supplement for any other Series of Notes), then such Person shall not be a Series 2005-2 Eligible Letter of Credit Provider until ABRCF has provided 10 days’ prior notice to the Rating Agencies that such Person has been proposed as a Series 2005-2 Letter of Credit Provider.

“Series 2005-2 Enhancement” means the Series 2005-2 Cash Collateral Account Collateral, the Series 2005-2 Letters of Credit, the Series 2005-2 Demand Notes, the Series 2005-2 Overcollateralization Amount and the Series 2005-2 Available Reserve Account Amount.

“Series 2005-2 Enhancement Amount” means, as of any date of determination, the sum of (i) the Series 2005-2 Overcollateralization Amount as of such date, (ii) the Series 2005-2 Letter of Credit Amount as of such date, (iii) the Series 2005-2 Available Reserve Account Amount as of such date and (iv) the amount of cash and Permitted Investments on deposit in the Series 2005-2 Collection Account (not including amounts allocable to the Series 2005-2 Accrued Interest Account) and the Series 2005-2 Excess Collection Account as of such date.

“Series 2005-2 Enhancement Deficiency” means, on any date of determination, the amount by which the Series 2005-2 Enhancement Amount is less than the Series 2005-2 Required Enhancement Amount as of such date.

“Series 2005-2 Excess Collection Account” is defined in Section 2.1(b).

“Series 2005-2 Expected Final Distribution Date” means the May 2012 Distribution Date.

“Series 2005-2 Final Distribution Date” means the May 2013 Distribution Date.

“Series 2005-2 Initial Invested Amount” means the aggregate initial principal amount of the Series 2005-2 Notes, which, on each of the Original Series 2005-2 Closing Date and on the A&R Effective Date, is $250,000,000.

“Series 2005-2 Interest Period” means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; provided, however that the initial Series 2005-2 Interest Period shall have commenced on and include the Original Series 2005-2 Closing Date and end on and include April 19, 2005.

“Series 2005-2 Interest Rate Swap” is defined in Section 2.10(a).

“Series 2005-2 Interest Rate Swap Collateral” is defined in Section 2.10(d).

“Series 2005-2 Interest Rate Swap Counterparty” means ABRCF’s counterparty under any Series 2005-2 Interest Rate Swap.

“Series 2005-2 Interest Rate Swap Proceeds” means the amounts received by the Trustee from a Series 2005-2 Interest Rate Swap Counterparty from time to time in respect of any Series 2005-2 Interest Rate Swap (including amounts received from a guarantor or from collateral).

“Series 2005-2 Invested Amount” means, when used with respect to any date, an amount equal to the Series 2005-2 Outstanding Principal Amount plus the sum of (a) the amount of any principal payments made to the Series 2005-2 Noteholders on or prior to such date with the proceeds of a demand on the Surety Bond and (b) the amount of any principal payments made to Series 2005-2 Noteholders that have been rescinded or otherwise returned by the Series 2005-2 Noteholders for any reason.

“Series 2005-2 Invested Percentage” means as of any date of determination:

(a)           when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be equal to the sum of the Series 2005-2 Invested Amount and the Series 2005-2 Overcollateralization Amount, determined during the Series 2005-2 Revolving Period as of the end of the Related Month, or, during the Series 2005-2 Controlled Amortization Period and the Series 2005-2 Rapid Amortization Period, as of the end of the Series 2005-2 Revolving Period, and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of the end of the Related Month  and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) overcollateralization percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

(b)           when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be the Accrued Amounts with respect to the Series 2005-2 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

“Series 2005-2 Lease Interest Payment Deficit” means, on any Distribution Date, an amount equal to the excess, if any, of (a) the aggregate amount of Interest Collections which pursuant to Section 2.2(a), (b), (c) or (d) would have been allocated to the Series 2005-2 Accrued Interest Account if all payments of Monthly Base Rent required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Interest Collections which pursuant to Section 2.2(a), (b), (c) or (d) have been allocated to the Series 2005-2 Accrued Interest Account (excluding any amounts paid into the Series 2005-2 Accrued Interest Account pursuant to the proviso in Sections 2.2(c)(ii) and/or 2.2(d)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.

“Series 2005-2 Lease Payment Deficit” means either a Series 2005-2 Lease Interest Payment Deficit or a Series 2005-2 Lease Principal Payment Deficit.

“Series 2005-2 Lease Principal Payment Carryover Deficit” means, for any Distribution Date, the excess of (x) the Series 2005-2 Lease Principal Payment Deficit, if any, on the preceding Distribution Date over (y) the amount deposited in the Distribution Account on such preceding Distribution Date pursuant to Section 2.5(b) on account of such Series 2005-2 Lease Principal Payment Deficit.

“Series 2005-2 Lease Principal Payment Deficit” means on any Distribution Date the sum of (a) the Series 2005-2 Monthly Lease Principal Payment Deficit for such Distribution Date and (b) the Series 2005-2 Lease Principal Payment Carryover Deficit for such Distribution Date.

“Series 2005-2 Letter of Credit” means an irrevocable letter of credit, if any, substantially in the form of Exhibit D issued by a Series 2005-2 Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider in form and substance satisfactory to the Surety Provider.

“Series 2005-2 Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn on such date under each Series 2005-2 Letter of Credit on which no draw has been made pursuant to Section 2.8(c), as specified therein, and (ii) if the Series 2005-2 Cash Collateral Account has been established and funded pursuant to Section 2.8, the Series 2005-2 Available Cash Collateral Account Amount on such date and (b) the aggregate outstanding principal amount of the Series 2005-2 Demand Notes on such date.

“Series 2005-2 Letter of Credit Expiration Date” means, with respect to any Series 2005-2 Letter of Credit, the expiration date set forth in such Series 2005-2 Letter of Credit, as such date may be extended in accordance with the terms of such Series 2005-2 Letter of Credit.

“Series 2005-2 Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Series 2005-2 Letter of Credit on which no draw has been made pursuant to Section 2.8(c), as specified therein, and (b) if the Series 2005-2 Cash Collateral Account has been established and funded pursuant to Section 2.8, the Series 2005-2 Available Cash Collateral Account Amount on such date.

“Series 2005-2 Letter of Credit Provider” means the issuer of a Series 2005-2 Letter of Credit.

“Series 2005-2 Letter of Credit Termination Date” means the first to occur of (a) the date on which the Series 2005-2 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due, (b) the Series 2005-2 Termination Date and (c) such earlier date consented to by the Surety Provider and the Rating Agencies which consent by the Surety Provider shall be in writing.

“Series 2005-2 Limited Liquidation Event of Default” means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (j) of Article III; provided, however, that any event or condition of the type specified in clauses (a) through (e) and (h) through (j) of Article III shall not constitute a Series 2005-2 Limited Liquidation Event of Default if (i) within the thirty (30) day period immediately following the occurrence of such Amortization Event, such Amortization Event shall have been cured and, after such cure of such Amortization Event is provided for, the Trustee shall have received the written consent of the Surety Provider waiving the occurrence of such Series 2005-2 Limited Liquidation Event of Default or (ii) the Trustee shall have received the written consent of the Surety Provider waiving the occurrence of such Series 2005-2 Limited Liquidation Event of Default.

“Series 2005-2 Liquidity Amount” means, as of any date of determination, the sum of (a) the Series 2005-2 Letter of Credit Liquidity Amount on such date and (b) the Series 2005-2 Available Reserve Account Amount on such date.

“Series 2005-2 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount” means, as of any day, with respect to Kia, Isuzu, Subaru, Hyundai and Suzuki, in the aggregate, an amount equal to 20% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-2 Maximum Amount” means any of the Series 2005-2 Maximum Manufacturer Amounts, the Series 2005-2 Maximum Non-Eligible Manufacturer Amount, the Series 2005-2 Maximum Non-Program Vehicle Amount or the Series 2005-2 Maximum Specified States Amount.

“Series 2005-2 Maximum Individual Hyundai/Suzuki Amount” means, as of any day, with respect to Hyundai or Suzuki, individually, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-2 Maximum Individual Kia/Isuzu/Subaru Amount” means, as of any day, with respect to Kia, Isuzu or Subaru, individually, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-2 Maximum Manufacturer Amount” means, as of any day, any of the Series 2005-2 Maximum Mitsubishi Amount, the Series 2005-2 Maximum Individual Kia/Isuzu/Subaru Amount, the Series 2005-2 Maximum Individual Hyundai/Suzuki Amount or the Series 2005-2 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount.

“Series 2005-2 Maximum Mitsubishi Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-2 Maximum Non-Eligible Manufacturer Amount” means, as of any day, an amount equal to 3% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-2 Maximum Non-Program Vehicle Amount” means, as of any day, an amount equal to the Series 2005-2 Maximum Non-Program Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-2 Maximum Non-Program Vehicle Percentage” means, as of any date of determination, the sum of (a) 60% and (b) a fraction, expressed as a  percentage, the numerator of which is the aggregate Net Book Value of all Redesignated Vehicles manufactured by a Bankrupt Manufacturer or a Manufacturer with respect to which a Manufacturer Event of Default has occurred, and in each case leased under the AESOP I Operating Lease or the Finance Lease as of such date, and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the Leases as of such date.

“Series 2005-2 Maximum Specified States Amount” means, as of any day, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-2 Monthly Interest” means, with respect to any Series 2005-2 Interest Period, an amount equal to the product of (A) the Series 2005-2 Invested Amount on the first day of such Series 2005-2 Interest Period, after giving effect to any principal payments made on such date, (B) the Series 2005-2 Note Rate for such Series 2005-2 Interest Period and (C) the actual number of days in such Series 2005-2 Interest Period divided by 360.

“Series 2005-2 Monthly Lease Principal Payment Deficit” means, on any Distribution Date, an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections which pursuant to Section 2.2(a), (b), (c) or (d) would have been allocated to the Series 2005-2 Collection Account if all payments required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Principal Collections which pursuant to Section 2.2(a), (b), (c) or (d) have been allocated to the Series 2005-2 Collection Account (without giving effect to any amounts paid into the Series 2005-2 Accrued Interest Account pursuant to the proviso in Sections 2.2(c)(ii) and/or 2.2(d)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.

“Series 2005-2 Moody’s Highest Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are either not subject to a Manufacturer Program or not eligible for repurchase under a Manufacturer Program as of such date and (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

“Series 2005-2 Moody’s Highest Enhancement Rate” means, as of any date of determination, the greater of (a) 38.50% and (b) the sum of (i) 38.50% and (ii) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).

“Series 2005-2 Moody’s Intermediate Enhanced Vehicle Percentage” means, as of any date of determination, 100% minus the sum of (a) the Series 2005-2 Moody’s Lowest Enhanced Vehicle Percentage and (b) the Series 2005-2 Moody’s Highest Enhanced Vehicle Percentage.

“Series 2005-2 Moody’s Intermediate Enhancement Rate” means, as of any date of determination, 35.00%.

“Series 2005-2 Moody’s Lowest Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the sum, without duplication, of (1) the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease that are manufactured by Eligible Program Manufacturers having long-term senior unsecured debt ratings of “Baa2” or higher from Moody’s as of such date, (2) so long as any Eligible Non-Program Manufacturer has a long-term senior unsecured debt rating of “Baa2” or higher from Moody’s and no Manufacturer Event of Default has occurred and is continuing with respect to such Eligible Non-Program Manufacturer, the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Non-Program Manufacturer that are subject to a Manufacturer Program and remain eligible for repurchase thereunder as of such date and (3) the lesser of (A) the sum of (x) if as of such date any Eligible Program Manufacturer has a long-term senior unsecured debt rating of “Baa3” from Moody’s, the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Program Manufacturer as of such date and (y) if as of such date any Eligible Non-Program Manufacturer has a long-term senior unsecured debt rating of “Baa3” from Moody’s and no Manufacturer Event of Default has occurred and is continuing with respect to such Eligible Non-Program Manufacturer, the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Non-Program Manufacturer that are subject to a Manufacturer Program and remain eligible for repurchase thereunder as of such date and (B) 10% of the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

“Series 2005-2 Moody’s Lowest Enhancement Rate” means, as of any date of determination, 16.00%.

“Series 2005-2 Moody’s Required Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of (A) the Series 2005-2 Moody’s Lowest Enhancement Rate and (B) the Series 2005-2 Moody’s Lowest Enhanced Vehicle Percentage as of such date, (ii) the product of (A) the Series 2005-2 Moody’s Intermediate Enhancement Rate as of such date and (B) the Series 2005-2 Moody’s Intermediate Enhanced Vehicle Percentage as of such date, and (iii) the product of (A) the Series 2005-2 Moody’s Highest Enhancement Rate as of such date and (B) the Series 2005-2 Moody’s Highest Enhanced Vehicle Percentage as of such date.

“Series 2005-2 Non-Investment Grade Manufacturer” means, as of any date of determination, any Moody’s Non-Investment Grade Manufacturer or any Standard & Poor’s Non-Investment Grade Manufacturer as of such date.

“Series 2005-2 Non-Investment Grade Manufacturer Percentage” means, with respect to any Series 2005-2 Non-Investment Grade Manufacturer, as of any date of determination, a fraction, expressed as a percentage, (i) the numerator of which is the aggregate Net Book Value of all Vehicles manufactured by such Series 2005-2 Non-Investment Grade Manufacturer and leased under the AESOP I Operating Lease as of such date and (ii) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

“Series 2005-2 Note Owner” means each beneficial owner of a Series 2005-2 Note.

“Series 2005-2 Note Rate” means, for any Series 2005-2 Interest Period, the sum of 0.20% plus LIBOR for such Series 2005-2 Interest Period.

“Series 2005-2 Noteholder” means the Person in whose name a Series 2005-2 Note is registered in the Note Register.

“Series 2005-2 Notes” means any one of the Series 2005-2 Floating Rate Rental Car Asset Backed Notes, executed by ABRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3.  Definitive Series 2005-2 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

“Series 2005-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2005-2 Initial Invested Amount minus (b) the amount of principal payments made to Series 2005-2 Noteholders on or prior to such date.

“Series 2005-2 Overcollateralization Amount” means (i) as of any date on which no AESOP I Operating Lease Vehicle Deficiency exists, the Series 2005-2 Required Overcollateralization Amount as of such date and (ii) as of any date on which an AESOP I Operating Lease Vehicle Deficiency exists, the excess, if any, of (x) the Series 2005-2 AESOP I

Operating Lease Loan Agreement Borrowing Base as of such date over (y) the Series 2005-2 Invested Amount as of such date.

“Series 2005-2 Past Due Rent Payment” is defined in Section 2.2(g).

“Series 2005-2 Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2005-2 Invested Amount as of such date and the denominator of which is the Aggregate Invested Amount as of such date.

“Series 2005-2 Principal Allocation” is defined in Section 2.2(a)(ii).

“Series 2005-2 Rapid Amortization Period” means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2005-2 Notes and ending upon the earliest to occur of (i) the date on which the Series 2005-2 Notes are fully paid, the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due and the Series 2005-2 Interest Rate Swaps have been terminated and there are no amounts due and owing thereunder, (ii) the Series 2005-2 Termination Date and (iii) the termination of the Indenture.

“Series 2005-2 Reimbursement Agreement” means any and each agreement providing for the reimbursement of a Series 2005-2 Letter of Credit Provider for draws  under its Series 2005-2 Letter of Credit as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Series 2005-2 Repurchase Amount” is defined in Section 6.1.

“Series 2005-2 Required AESOP I Operating Lease Vehicle Amount” means, as of any date of determination, the sum of the Series 2005-2 Invested Amount and the Series  2005-2 Required Overcollateralization Amount as of such date.

“Series 2005-2 Required Enhancement Amount” means, as of any date of determination, the sum of (i) the product of the Series 2005-2 Required Enhancement Percentage as of such date and the Series 2005-2 Invested Amount as of such date, (ii) the Series 2005-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Non-Program Vehicle Amount as of such date over the Series 2005-2 Maximum Non-Program Vehicle Amount as of such date, (iii) the Series 2005-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of such date over the Series 2005-2 Maximum Mitsubishi Amount as of such date, (iv) the Series 2005-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu or Subaru, individually, and leased under the Leases as of such date over the Series 2005-2 Maximum Individual Kia/Isuzu/Subaru Amount as of such date, (v) the Series 2005-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Hyundai or Suzuki, individually, and leased under the Leases as of such date over the Series 2005-2 Maximum Individual Hyundai/Suzuki Amount as of such date, (vi) the

Series 2005-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the Leases as of such date over the Series 2005-2 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount as of such date, (vii) the Series 2005-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Specified States Amount as of such date over the Series 2005-2 Maximum Specified States Amount as of such date and (viii) the Series 2005-2 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Non-Eligible Manufacturer Amount as of such date over the Series 2005-2 Maximum Non-Eligible Manufacturer Amount as of such date.

“Series 2005-2 Required Enhancement Percentage” means, as of any date of determination, the greater of (i) the Series 2005-2 Standard & Poor’s Required Enhancement Percentage as of such date and (ii) the Series 2005-2 Moody’s Required Enhancement Percentage as of such date.

“Series 2005-2 Required Liquidity Amount” means, as of any date of determination, an amount equal to the product of 4.00% and the Series 2005-2 Invested Amount as of such date.

“Series 2005-2 Required Overcollateralization Amount” means, as of any date of determination, the excess, if any, of the Series 2005-2 Required Enhancement Amount over the sum of (i) the Series 2005-2 Letter of Credit Amount as of such date, (ii) the Series 2005-2 Available Reserve Account Amount on such date and (iii) the amount of cash and Permitted Investments on deposit in the Series 2005-2 Collection Account (not including amounts allocable to the Series 2005-2 Accrued Interest Account) and the Series 2005-2 Excess Collection Account on such date.

“Series 2005-2 Required Reserve Account Amount” means, for any date of determination, an amount equal to the greater of (a) the excess, if any, of the Series 2005-2 Required Liquidity Amount as of such date over the Series 2005-2 Letter of Credit Liquidity Amount as of such date and (b) the excess, if any, of the Series 2005-2 Required Enhancement Amount over the Series 2005-2 Enhancement Amount (excluding therefrom the Series 2005-2 Available Reserve Account Amount and calculated after giving effect to any payments of principal to be made on the Series 2005-2 Notes) as of such date.

“Series 2005-2 Reserve Account” is defined in Section 2.7(a).

“Series 2005-2 Reserve Account Collateral” is defined in Section 2.7(d).

“Series 2005-2 Reserve Account Surplus” means, with respect to any Distribution Date, the excess, if any, of the Series 2005-2 Available Reserve Account Amount over the Series 2005-2 Required Reserve Account Amount on such Distribution Date.

“Series 2005-2 Revolving Period” means the period from and including the Original Series 2005-2 Closing Date to the earlier of (i) the commencement of the Series 2005-2

Controlled Amortization Period and (ii) the commencement of the Series 2005-2 Rapid Amortization Period.

“Series 2005-2 Shortfall” is defined in Section 2.3(g).

“Series 2005-2 Standard & Poor’s Highest Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the sum of (i) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are manufactured by either of the Standard & Poor’s Specified Non-Investment Grade Manufacturers as of such date, (ii) the excess, if any, of (A) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are manufactured by a Standard & Poor’s Non-Investment Grade Manufacturer other than a Standard & Poor’s Specified Non-Investment Grade Manufacturer, as of such date over (B) 34.75% of the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (iii) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are manufactured by a Bankrupt Manufacturer and (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

“Series 2005-2 Standard & Poor’s Highest Enhancement Rate” means, as of any date of determination, the sum of the Series 2005-2 Standard & Poor’s Intermediate Enhancement Rate as of such date and 10.00%.

“Series 2005-2 Standard & Poor’s Intermediate Enhanced Vehicle Percentage” means, as of any date of determination, 100% minus the sum of (a) the Series 2005-2 Standard & Poor’s Lowest Enhanced Vehicle Percentage and (b) the Series 2005-2 Standard & Poor’s Highest Enhanced Vehicle Percentage.

“Series 2005-2 Standard & Poor’s Intermediate Enhancement Rate” means, as of any date of determination, the greater of (a) 24.75% and (b) the sum of (i) 24.75% and (ii) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).

“Series 2005-2 Standard & Poor’s Lowest Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the sum, without duplication, of (1) the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease that are manufactured by Eligible Program Manufacturers having long-term senior unsecured debt ratings of “BBB+” or higher from Standard & Poor’s as of such date, (2) so long as any Eligible Non-Program Manufacturer has a long-term senior unsecured debt rating of “BBB+” or higher from Standard & Poor’s and no Manufacturer Event of Default has occurred and is continuing with respect to such Eligible Non-Program Manufacturer, the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Non-Program Manufacturer that are subject to a Manufacturer Program and remain eligible for repurchase thereunder as of such date and (3) the lesser of (A) the sum of (x) if as of such date any Eligible Program Manufacturer has a long-term senior unsecured debt rating of “BBB” from Standard & Poor’s, the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Program Manufacturer as of such date and (y) if as of such date any Eligible Non-Program Manufacturer has a long-term senior unsecured debt rating of “BBB” from Standard & Poor’s and no Manufacturer Event of Default has occurred and is continuing with respect to such Eligible Non-Program Manufacturer, the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Non-Program Manufacturer that are subject to a Manufacturer Program and remain eligible for repurchase thereunder as of such date and (B) 10% of the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

“Series 2005-2 Standard & Poor’s Lowest Enhancement Rate” means, as of any date of determination, 18.00%.

“Series 2005-2 Standard & Poor’s Required Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of (A) the Series 2005-2 Standard & Poor’s Lowest Enhancement Rate and (B) the Series 2005-2 Standard & Poor’s Lowest Enhanced Vehicle Percentage as of such date, (ii) the product of (A) the Series 2005-2 Standard & Poor’s Intermediate Enhancement Rate as of such date and (B) the Series 2005-2 Standard & Poor’s Intermediate Enhanced Vehicle Percentage as of such date, and (iii) the product of (A) the Series 2005-2 Standard & Poor’s Highest Enhancement Rate as of such date and (B) the Series 2005-2 Standard & Poor’s Highest Enhanced Vehicle Percentage as of such date.

“Series 2005-2 Termination Date” means the May 2013 Distribution Date.

“Series 2005-2 Trustee’s Fees” means, for any Distribution Date during the Series 2005-2 Rapid Amortization Period on which there exists a Series 2005-2 Lease Interest Payment Deficit, a portion of the fees payable to the Trustee in an amount equal to the product of (i) the Series 2005-2 Percentage as of the beginning of the Series 2005-2 Interest Period ending on the day preceding such Distribution Date and (ii) the fees owing to the Trustee under the Indenture; provided that the Series 2005-2 Trustee’s Fees in the aggregate for all Distribution Dates shall not exceed 1.1% of the Series 2005-2 Required AESOP I Operating Lease Vehicle Amount as of the last day of the Series 2005-2 Revolving Period.

“Series 2005-2 Unpaid Demand Amount” means, with respect to any single draw pursuant to Section 2.5(c) or (d) on the Series 2005-2 Letters of Credit, the aggregate amount drawn by the Trustee on all Series 2005-2 Letters of Credit.

“Shadow Rating” means the rating of the Series 2005-2 Notes by Standard & Poor’s or Moody’s, as applicable, without giving effect to the Surety Bond.

“Standard & Poor’s Excluded Manufacturer Receivable Specified Percentage” means, as of any date of determination, with respect to each Standard & Poor’s Non-Investment

Grade Manufacturer as of such date, the percentage (not to exceed 100%) most recently specified in writing by Standard & Poor’s to ABRCF and the Trustee and consented to by the Surety Provider with respect to such Standard & Poor’s Non-Investment Grade Manufacturer; provided, however, that as of the A&R Effective Date the Standard & Poor’s Excluded Manufacturer Receivable Specified Percentage for each Standard & Poor’s Non-Investment Grade Manufacturer shall be 100%; providedfurther that the initial Standard & Poor’s Excluded Manufacturer Receivable Specified Percentage with respect to any Manufacturer that becomes a Standard & Poor’s Non-Investment Grade Manufacturer after the A&R Effective Date shall be 100%.

“Standard & Poor’s Excluded Receivable Amount” means, as of any date of determination, the sum of the following amounts with respect to each Standard & Poor’s Non-Investment Grade Manufacturer as of such date:  the product of (i) to the extent such amounts are included in the calculation of AESOP I Operating Lease Loan Agreement Borrowing Base as of such date, all amounts receivable, as of such date, by AESOP Leasing or the Intermediary from such Standard & Poor’s Non-Investment Grade Manufacturer and (ii) the Standard & Poor’s Excluded Manufacturer Receivable Specified Percentage for such Standard & Poor’s Non-Investment Grade Manufacturer as of such date.

“Standard & Poor’s Non-Investment Grade Manufacturer” means, as of any date of determination, any Manufacturer that (i) is not a Bankrupt Manufacturer and (ii) does not have a long-term senior unsecured debt rating of at least “BBB” from Standard & Poor’s; provided that any Manufacturer whose long-term senior unsecured debt rating is downgraded from at least “BBB” to below “BBB” by Standard & Poor’s after the A&R Effective Date shall not be deemed a Standard & Poor’s Non-Investment Grade Manufacturer until the thirtieth (30th) calendar day following such downgrade.

“Standard & Poor’s Specified Non-Investment Grade Manufacturer” means, as of any date of determination, each of the Standard & Poor’s Non-Investment Grade Manufacturers with the two highest Series 2005-2 Non-Investment Grade Manufacturer Percentages as of such date.

“Supplement” is defined in the preamble hereto.

“Surety Bond” means the Financial Guaranty Insurance Policy No. SM-2008-293 dated as of the A&R Effective Date, issued by the Surety Provider.

“Surety Default” means (i) the occurrence and continuance of any failure by the Surety Provider to pay upon a demand for payment in accordance with the requirements of the Surety Bond or (ii) the occurrence of an Event of Bankruptcy with respect to the Surety Provider.

“Surety Provider” means Assured Guaranty Corp., a Maryland corporation.  The Surety Provider shall constitute an “Enhancement Provider” with respect to the Series 2005-2 Notes for all purposes under the Indenture and the other Related Documents.

“Surety Provider Fee” is defined in the Insurance Agreement.

“Surety Provider Reimbursement Amounts” means, as of any date of determination, (i) an amount equal to the aggregate of any amounts due as of such date to the Surety Provider pursuant to this Supplement and the Insurance Agreement in respect of unreimbursed draws under the Surety Bond, including interest thereon determined in accordance with the Insurance Agreement, and (ii) an amount equal to the aggregate of any other unpaid amounts due through such date (including interest thereon determined in accordance with the Insurance Agreement) to the Surety Provider pursuant to this Supplement and the Insurance Agreement.

“Temporary Global Series 2005-2 Note” is defined in Section 5.2.

“Terminated Insurance Agreement” means the Insurance Agreement, dated as of the Original Series 2005-2 Closing Date, among the Terminated Surety Provider, the Trustee and ABRCF.

“Terminated Surety Bond” means the Note Guaranty Insurance Policy No. 05030005, dated the Original Series 2005-2 Closing Date, issued by the Terminated Surety Provider.

“Terminated Surety Provider” means Financial Guaranty Insurance Company, a New York stock insurance company.

“Termination Date Disbursement” means an amount drawn under a Series 2005-2 Letter of Credit pursuant to a Certificate of Termination Date Demand.

“Termination Disbursement” means an amount drawn under a Series 2005-2 Letter of Credit pursuant to a Certificate of Termination Demand.

“Trustee” is defined in the recitals hereto.

“Unpaid Demand Note Disbursement” means an amount drawn under a Series 2005-2 Letter of Credit pursuant to a Certificate of Unpaid Demand Note Demand.

“Waivable Amount” is defined in Article IV.

“Waiver Event” means the occurrence of the delivery of a Waiver Request and the subsequent waiver of any Series 2005-2 Maximum Amount.

“Waiver Request” is defined in Article IV.

(c)           Any amounts calculated by reference to the Series 2005-2 Invested Amount on any date shall, unless otherwise stated, be calculated after giving effect to any payment of principal made to the Series 2005-2 Noteholders on such date.

ARTICLE II

SERIES 2005-2 ALLOCATIONS

With respect to the Series 2005-2 Notes, the following shall apply:

Section 2.1  Establishment of Series 2005-2 Collection Account, Series 2005-2 Excess Collection Account and Series 2005-2 Accrued Interest Account.  (a)  All Collections allocable to the Series 2005-2 Notes shall be allocated to the Collection Account.

(b)  The Trustee will create three administrative subaccounts within the Collection Account for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider:  the Series 2005-2 Collection Account (such sub-account, the “Series 2005-2 Collection Account”), the Series 2005-2 Excess Collection Account (such sub-account, the “Series 2005-2 Excess Collection Account”) and the Series 2005-2 Accrued Interest Account (such sub-account, the “Series 2005-2 Accrued Interest Account”).

Section 2.2  Allocations with Respect to the Series 2005-2 Notes.  The net proceeds from the initial sale of the Series 2005-2 Notes have been into the Collection Account.  On each Business Day on which Collections are deposited into the Collection Account (each such date, a “Series 2005-2 Deposit Date”), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate all amounts deposited into the Collection Account in accordance with the provisions of this Section 2.2:

(a)  Allocations of Collections During the Series 2005-2 Revolving Period.  During the Series 2005-2 Revolving Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate on each day, prior to 11:00 a.m. (New York City time) on each Series 2005-2 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)  allocate to the Series 2005-2 Collection Account an amount equal to the sum of (A) the Series 2005-2 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day and (B) any amounts received by the Trustee on such day in respect of the Series 2005-2 Interest Rate Swaps.  All such amounts allocated to the Series 2005-2 Collection Account shall be further allocated to the Series 2005-2 Accrued Interest Account; and

(ii)  allocate to the Series 2005-2 Excess Collection Account an amount equal to the Series 2005-2 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the “Series 2005-2 Principal Allocation”); provided, however, if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article IV.

(b)  Allocations of Collections During the Series 2005-2 Controlled Amortization Period.  With respect to the Series 2005-2 Controlled Amortization Period, the Administrator will direct the Trustee in writing pursuant to the Administration

Agreement to allocate, prior to 11:00 a.m.  (New York City time) on any Series 2005-2 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)  allocate to the Series 2005-2 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 2005-2 Accrued Interest Account; and

(ii)  allocate to the Series 2005-2 Collection Account an amount equal to the Series 2005-2 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Series 2005-2 Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the Series 2005-2 Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 2005-2 Excess Collection Account and provided, further, that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article IV.

(c)  Allocations of Collections During the Series 2005-2 Rapid Amortization Period.  With respect to the Series 2005-2 Rapid Amortization Period, other than after the occurrence of an Event of Bankruptcy with respect to ABCR, any other Lessee or any Permitted Sublessee, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2005-2 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)  allocate to the Series 2005-2 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 2005-2 Accrued Interest Account; and

(ii)  allocate to the Series 2005-2 Collection Account an amount equal to the Series 2005-2 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Series 2005-2 Notes, until the Series 2005-2 Invested Amount is paid in full; provided that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2005-2 Notes, any amounts payable to the Trustee in respect of the Series 2005-2 Interest Rate Swaps and other amounts available pursuant to Section 2.3 to pay Series 2005-2 Adjusted Monthly Interest and any Fixed Rate Payments for the next succeeding Distribution Date will be less than the sum of the Series 2005-2 Adjusted Monthly Interest and the Fixed Rate Payments for such Distribution Date and (B) the Series 2005-2 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2005-2 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2005-2 Enhancement Amount to the Series 2005-2 Accrued Interest Account to be treated as Interest Collections on such Distribution Date.

(d)  Allocations of Collections after the Occurrence of an Event of Bankruptcy.  After the occurrence of an Event of Bankruptcy with respect to ABCR, any other Lessee or any Permitted Sublessee, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m.  (New York City time) on any Series 2005-2 Deposit Date, all amounts attributable to the AESOP I Operating Lease Loan Agreement deposited into the Collection Account as set forth below:

(i)  allocate to the Series 2005-2 Collection Account an amount equal to the sum of (A) the Series 2005-2 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections made under the AESOP I Operating Lease Loan Agreement for such day and (B) any amounts received by the Trustee in respect of the Series 2005-2 Interest Rate Swaps on such day.  All such amounts allocated to the Series 2005-2 Collection Account shall be further allocated to the Series 2005-2 Accrued Interest Account;

(ii)  allocate to the Series 2005-2 Collection Account an amount equal to the Series 2005-2 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections made under the AESOP I Operating Lease Loan Agreement, which amount shall be used to make principal payments in respect of the Series 2005-2 Notes, until the Series 2005-2 Invested Amount is paid in full; provided that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2005-2 Notes, any amounts payable to the Trustee in respect of Series 2005-2 Interest Rate Swaps and other amounts available pursuant to Section 2.3 to pay Series 2005-2 Adjusted Monthly Interest and any Fixed Rate Payments for the next succeeding Distribution Date will be less than the sum of the Series 2005-2 Adjusted Monthly Interest and the Fixed Rate Payments for such Distribution Date and (B) the Series 2005-2 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2005-2 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2005-2 Enhancement Amount to the Series 2005-2 Accrued Interest Account to be treated as Interest Collections on such Distribution Date.

(e)  Series 2005-2 Excess Collection Account.  Amounts allocated to the Series 2005-2 Excess Collection Account on any Series 2005-2 Deposit Date will be (w) first, deposited in the Series 2005-2 Reserve Account in an amount up to the excess, if any, of the Series 2005-2 Required Reserve Account Amount for such date over the Series 2005-2 Available Reserve Account Amount for such date, (x) second, used to pay the principal amount of other Series of Notes that are then in amortization, (y) third, released to AESOP Leasing in an amount equal to the product of (A) the Loan Agreement’s Share with respect to the AESOP I Operating Lease Loan Agreement as of such date and (B) 100% minus the Loan Payment Allocation Percentage with respect to the AESOP I Operating Lease Loan Agreement as of such date and (C) the amount of any remaining funds and (z) fourth, paid to ABRCF for any use permitted by the Related Documents including to make Loans under the Loan Agreements to the extent the Borrowers have requested Loans thereunder and Eligible Vehicles are available for financing thereunder; provided, however, that in the case of clauses (x), (y) and (z), that no Amortization Event, Series 2005-2 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist immediately thereafter.  Upon the occurrence of an Amortization Event, funds on deposit in the Series 2005-2 Excess Collection Account will be withdrawn by the Trustee, deposited in the Series 2005-2 Collection Account and allocated as Principal Collections to reduce the Series 2005-2 Invested Amount on the immediately succeeding Distribution Date.

(f)  Allocations From Other Series.  Amounts allocated to other Series of Notes that have been reallocated by ABRCF to the Series 2005-2 Notes (i) during the Series 2005-2 Revolving Period shall be allocated to the Series 2005-2 Excess Collection Account and applied in accordance with Section 2.2(e) and (ii) during the Series 2005-2  Controlled Amortization Period or the Series 2005-2 Rapid Amortization Period shall be allocated to the Series 2005-2 Collection Account and applied in accordance with Section 2.2(b) or 2.2(c), as applicable, to make principal payments in respect of the Series 2005-2 Notes.

(g)  Past Due Rent Payments.  Notwithstanding the foregoing, if in the case of Section 2.2(a) or (b), after the occurrence of a Series 2005-2 Lease Payment Deficit, the Lessees shall make payments of Monthly Base Rent or other amounts payable by the Lessees under the Leases on or prior to the fifth Business Day after the occurrence of such Series 2005-2 Lease Payment Deficit (a “Past Due Rent Payment”), the Administrator shall direct the Trustee in writing pursuant to the Administration Agreement to allocate to the Series 2005-2 Collection Account an amount equal to the Series 2005-2 Invested Percentage as of the date of the occurrence of such Series 2005-2 Lease Payment Deficit of the Collections attributable to such Past Due Rent Payment (the “Series 2005-2 Past Due Rent Payment”).  The Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to withdraw from the Series 2005-2 Collection Account and apply the Series 2005-2 Past Due Rent Payment in the following order:

(i)  if the occurrence of such Series 2005-2 Lease Payment Deficit resulted in a demand on the Surety Bond, pay to the Surety Provider an amount equal to any Surety Provider Reimbursement Amounts that are due and payable;

(ii)  if the occurrence of such Series 2005-2 Lease Payment Deficit resulted in one or more Lease Deficit Disbursements being made under the Series 2005-2 Letters of Credit, pay to each Series 2005-2 Letter of Credit Provider who made such a Lease Deficit Disbursement for application in accordance with the provisions of the applicable Series 2005-2 Reimbursement Agreement an amount equal to the least of (x) the amount of the Series 2005-2 Past Due Rent Payment remaining after any payment pursuant to clause (i) above, (y) the unreimbursed amount of such Series 2005-2 Letter of Credit Provider’s Lease Deficit

Disbursement and (z) such Series 2005-2 Letter of Credit Provider’s Pro Rata Share of the Series 2005-2 Past Due Rent Payment;

(iii)  if the occurrence of such Series 2005-2 Lease Payment Deficit resulted in a withdrawal being made from the Series 2005-2 Cash Collateral Account, deposit in the Series 2005-2 Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2005-2 Past Due Rent Payment remaining after any payment pursuant to clauses (i) and (ii) above and (y) the amount withdrawn from the Series 2005-2 Cash Collateral Account on account of such Series 2005-2 Lease Payment Deficit;

(iv)  if the occurrence of such Series 2005-2 Lease Payment Deficit resulted in a withdrawal being made from the Series 2005-2 Reserve Account pursuant to Section 2.3(d), deposit in the Series 2005-2 Reserve Account an amount equal to the lesser of (x) the amount of the Series 2005-2 Past Due Rent Payment remaining after any payments pursuant to clauses (i), (ii) and (iii) above and (y) the excess, if any, of the Series 2005-2 Required Reserve Account Amount over the Series 2005-2 Available Reserve Account Amount on such day;

(v)  allocate to the Series 2005-2 Accrued Interest Account the amount, if any, by which the Series 2005-2 Lease Interest Payment Deficit, if any, relating to such Series 2005-2 Lease Payment Deficit exceeds the amount of the Series 2005-2 Past Due Rent Payment applied pursuant to clauses (i), (ii), (iii) and (iv) above; and

(vi)  treat the remaining amount of the Series 2005-2 Past Due Rent Payment as Principal Collections allocated to the Series 2005-2 Notes in accordance with Section 2.2(a)(ii) or 2.2(b)(ii), as the case may be.

Section 2.3  Payments to Noteholders and Each Series 2005-2 Interest Rate Swap Counterparty.  On each Determination Date, as provided below, the Administrator shall instruct the Paying Agent in writing pursuant to the Administration Agreement to withdraw, and on the following Distribution Date the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Collection Account pursuant to Section 2.3(a) below in respect of all funds available from Series 2005-2 Interest Rate Swap Proceeds and Interest Collections processed since the preceding Distribution Date and allocated to the holders of the Series 2005-2 Notes.

(a)  Note Interest with respect to the Series 2005-2 Notes and Payments on the Series 2005-2 Interest Rate Swaps.  On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 2.4 from the Series 2005-2 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2005-2 Notes and the Series 2005-2 Interest Rate Swap Proceeds processed from but not including the preceding Distribution Date through the succeeding Distribution Date in respect of (w) first, an amount equal to the Series 2005-2 Monthly Interest for the Series 2005-2 Interest Period ending on the day preceding the related Distribution Date,

(x) second, an amount equal to all Fixed Rate Payments for the next succeeding Distribution Date, (y) third, an amount equal to the amount of any unpaid Series 2005-2 Shortfall as of the preceding Distribution Date (together with any accrued interest on such Series 2005-2 Shortfall) and (z) fourth, an amount equal to the Surety Provider Fee for such Series 2005-2 Interest Period plus any Surety Provider Reimbursement Amounts then due and owing.  On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 2.3(a) from the Series 2005-2 Accrued Interest Account and deposit such amounts in the Series 2005-2 Distribution Account.

(b)  Lease Payment Deficit Notice.  On or before 10:00 a.m. (New York City time) on each Distribution Date, the Administrator shall notify the Trustee and the Surety Provider of the amount of any Series 2005-2 Lease Payment Deficit, such notification to be in the form of Exhibit E (each a “Lease Payment Deficit Notice”).

(c)  Draws on Series 2005-2 Letters of Credit For Series 2005-2 Lease Interest Payment Deficits.  If the Administrator determines on any Distribution Date that there exists a Series 2005-2 Lease Interest Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 2005-2 Letters of Credit, if any, and, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount as set forth in such notice equal to the least of (i) such Series 2005-2 Lease Interest Payment Deficit, (ii) the excess, if any, of the sum of (A) the amounts described in clauses (w), (x), (y) and (z) of Section 2.3(a) above on such Distribution Date and (B) during the Series 2005-2 Rapid Amortization Period, the Series 2005-2 Trustee’s Fees for such Distribution Date, over the amounts available from the Series 2005-2 Accrued Interest Account and (iii) the Series 2005-2 Letter of Credit Liquidity Amount on the Series 2005-2 Letters of Credit by presenting to each Series 2005-2 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2005-2 Distribution Account on such Distribution Date; provided, however, that if the Series 2005-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2005-2 Cash Collateral Account and deposit in the Series 2005-2 Distribution Account an amount equal to the lesser of (x) the Series 2005-2 Cash Collateral Percentage on such Distribution Date of the least of the amounts described in clauses (i), (ii) and (iii) above and (y) the amount on deposit in the Series 2005-2 Cash Collateral Account on such Distribution Date and draw an amount equal to the remainder of such amount on the Series 2005-2 Letters of Credit.  During the continuance of a Surety Default, no amounts in respect of the Surety Provider Fee shall be drawn on the Series 2005-2 Letters of Credit.

(d)  Withdrawals from Series 2005-2 Reserve Account.  If the Administrator determines on any Distribution Date that the amounts available from the Series 2005-2 Accrued Interest Account plus the amount, if any, to be drawn under the Series 2005-2 Letters of Credit and /or withdrawn from the Series 2005-2 Cash Collateral Account pursuant to Section 2.3(c) are insufficient to pay the sum of (A) the amounts described in clauses (w), (x), (y) and (z) of Section 2.3(a) above on such Distribution Date and (B) during the Series 2005-2 Rapid Amortization Period, the Series 2005-2 Trustee’s Fees for such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2005-2 Reserve Account and deposit in the Series 2005-2 Distribution Account on such Distribution Date an amount equal to the lesser of the amount on deposit in the Series 2005-2 Reserve Account and such insufficiency.  During the continuance of a Surety Default, no amounts in respect of the Surety Provider Fee shall be withdrawn from the Series 2005-2 Reserve Account.  The Trustee shall withdraw such amount from the Series 2005-2 Reserve Account and deposit such amount in the Series 2005-2 Distribution Account.

(e)  Surety Bond.  If the Administrator determines on any Distribution Date that the sum of the amounts available from the Series 2005-2 Accrued Interest Account plus the amount, if any, to be drawn under the Series 2005-2 Letters of Credit and/or to be withdrawn from the Series 2005-2 Cash Collateral Account pursuant to Section 2.3(c) above plus the amount, if any, to be withdrawn from the Series 2005-2 Reserve Account pursuant to Section 2.3(d) above is insufficient to pay the Series 2005-2 Adjusted Monthly Interest for such Distribution Date, the Administrator shall instruct the Trustee in writing to make a demand on the Surety Bond and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on such Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date, make a demand on the Surety Bond in an amount equal to such insufficiency in accordance with the terms thereof and shall cause the proceeds thereof to be deposited in the Series 2005-2 Distribution Account.  The proceeds from a demand on the Surety Bond made pursuant to this Section 2.3(e) shall be applied exclusively towards payments of the Series 2005-2 Adjusted Monthly Interest for such Distribution Date.

(f)  Balance.  On or prior to the second Business Day preceding each Distribution Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement to pay the balance (after making the payments required in Section 2.4), if any, of the amounts available from the Series 2005-2 Accrued Interest Account and the Series 2005-2 Distribution Account, plus the amount, if any, drawn under the Series 2005-2 Letters of Credit and/or withdrawn from the Series 2005-2 Cash Collateral Account pursuant to Section 2.3(c) plus the amount, if any, withdrawn from the Series 2005-2 Reserve Account pursuant to Section 2.3(d) as follows:

(i)  on each Distribution Date during the Series 2005-2 Revolving Period or the Series 2005-2 Controlled Amortization Period, (1) first, to each Series 2005-2 Interest Rate Swap Counterparty, an amount equal to the Fixed Rate Payment for such Distribution Date due and owing to such Series 2005-2 Interest Rate Swap Counterparty, (2) second, to the Surety Provider, in an amount equal to (x) the Surety Provider Fee for the related Series 2005-2 Interest Period and, without duplication, (y) any Surety Provider Reimbursement Amounts then due and owing, (3) third, to the Administrator, an amount equal to the Series 2005-2 Percentage as of the beginning of the Series 2005-2 Interest Period ending on the day preceding such Distribution Date of the portion of the Monthly Administration Fee payable by ABRCF (as specified in clause (iii) of the definition thereof) for such Series 2005-2 Interest Period, (4) fourth, to the Trustee, an amount equal to the Series 2005-2 Percentage as of the beginning of such Series 2005-2 Interest Period of the fees owing to the Trustee under the Indenture for such Series 2005-2 Interest Period, (5) fifth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2005-2 Percentage as of the beginning of such Series 2005-2 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2005-2 Interest Period, (6) sixth, to each Series 2005-2 Interest Rate Swap Counterparty, any amounts due and owing under the applicable Series 2005-2 Interest Rate Swap (other than any Fixed Rate Payment) and (7) seventh, the balance, if any (“Excess Collections”), shall be withdrawn by the Paying Agent from the Series 2005-2 Collection Account and deposited in the Series 2005-2 Excess Collection Account; and

(ii)  on each Distribution Date during the Series 2005-2 Rapid Amortization Period, (1) first, to each Series 2005-2 Interest Rate Swap Counterparty, an amount equal to the Fixed Rate Payment for such Distribution Date due and owing to such Series 2005-2 Interest Rate Swap Counterparty, (2) second, to the Surety Provider, in an amount equal to (x) the Surety Provider Fee for the related Series 2005-2 Interest Period and, without duplication, (y) any Surety Provider Reimbursement Amounts then due and owing, (3) third, to the Trustee, an amount equal to the Series 2005-2 Percentage as of the beginning of such Series 2005-2 Interest Period ending on the day preceding such Distribution Date of the fees owing to the Trustee under the Indenture  for such Series 2005-2 Interest Period, (4) fourth, to the Administrator, an amount equal to the Series 2005-2 Percentage as of the beginning of such Series 2005-2 Interest Period of the portion of the Monthly Administration Fee (as specified in clause (iii) of the definition thereof) payable by ABRCF for such Series 2005-2 Interest Period, (5) fifth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2005-2 Percentage as of the beginning of such Series 2005-2 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2005-2 Interest Period, (6) sixth, so long as the Series 2005-2 Invested Amount is greater than the Monthly Total Principal Allocations for the Related Month, an amount equal to the excess of the Series 2005-2 Invested Amount over the Monthly Total Principal Allocations for the Related Month shall be treated as Principal Collections and (7) seventh, to each Series 2005-2 Interest Rate Swap Counterparty, any amounts due and owing under the applicable Series 2005-2 Interest Rate Swap (other than any Fixed Rate Payment).

(g)  Shortfalls.  If the amounts described in Section 2.3 are insufficient to pay the Series 2005-2 Monthly Interest on any Distribution Date, payments of interest to the Series 2005-2 Noteholders will be reduced on a prorata basis by the amount of such deficiency.  The aggregate amount, if any, of such deficiency on any Distribution Date shall be referred to as the “Series 2005-2 Shortfall.”  Interest shall accrue on the Series 2005-2 Shortfall at the Series 2005-2 Note Rate.

(h)  Listing Information Requirement.  From the time of the Administrator’s written notice to the Trustee that the Series 2005-2 Notes are listed on the Luxembourg Stock Exchange until the Administrator shall give the Trustee written notice that the Series 2005-2 Notes are not listed on the Luxembourg Stock Exchange, the Trustee shall, or shall instruct the Paying Agent to, cause each of (i) the Series 2005-2 Note Rate for the next succeeding Series 2005-2 Interest Period, (ii) the actual number of days in such Series 2005-2 Interest Period, (iii) the Distribution Date for such Series 2005-2 Interest Period and (iv) the amount of interest payable on the Series 2005-2 Notes on such Distribution Date to be (A) communicated to DTC, Euroclear, Clearstream, the Paying Agent in Luxembourg and the Luxembourg Stock Exchange no later than 11:00 a.m. (London time) on the Business Day immediately following each LIBOR Determination Date and (B) if the rules of the Luxembourg Stock Exchange so require, as notified by the Administrator to the Trustee in writing, published at ABRCF’s expense in the Authorized Newspaper as soon as possible after the determination of the Series 2005-2 Note Rate for the applicable Series 2005-2 Interest Period unless the Administrator notifies the Trustee in writing that such publication is no longer required.

Section 2.4  Payment of Note Interest.  On each Distribution Date, subject to Section 9.8 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Series 2005-2 Noteholders from the Series 2005-2 Distribution Account the amount due to the Series 2005-2 Noteholders deposited in the Series 2005-2 Distribution Account pursuant to Section 2.3.

Section 2.5  Payment of Note Principal.  (a)  Monthly Payments During Controlled Amortization Period or Rapid Amortization Period.  Commencing on the second Determination Date during the Series 2005-2 Controlled Amortization Period or the first Determination Date after the commencement of the Series 2005-2 Rapid Amortization Period, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement and in accordance with this Section 2.5 as to (i) the amount allocated to the Series 2005-2 Notes during the Related Month pursuant to Section 2.2(b)(ii), (c)(ii) or (d)(ii), as the case may be, (ii) any amounts to be drawn on the Series 2005-2 Demand Notes and/or on the Series 2005-2 Letters of Credit (or withdrawn from the Series 2005-2 Cash Collateral Account), (iii) any amounts to be withdrawn from the Series 2005-2 Reserve Account and deposited into the Series 2005-2 Distribution Account and (iv) the amount of any demand on the Surety Bond in accordance with the terms thereof.  On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 2005-2 Notes during the Related Month pursuant to Section 2.2(b)(ii), (c)(ii) or (d)(ii), as the case may be, from the Series 2005-2 Collection Account and deposit such amount in the Series 2005-2 Distribution Account, to be paid to the holders of the Series 2005-2 Notes.

(b)  Principal Draws on Series 2005-2 Letters of Credit.  If the Administrator determines on any Distribution Date during the Series 2005-2 Rapid Amortization Period that there exists a Series 2005-2 Lease Principal Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 2005-2 Letters of Credit, if any, as provided below; provided,however, that the Administrator shall not instruct the Trustee to draw on the Series 2005-2 Letters of Credit in respect of a Series 2005-2 Lease Principal Payment Deficit on or after the date of the filing by any of the Lessees of a petition for relief under Chapter 11 of the Bankruptcy Code unless and until the date on which each of the Lessees shall have resumed making all payments of the portion of Monthly Base Rent relating to Loan Interest required to be made under the AESOP I Operating Lease.  Upon receipt of a notice by the Trustee from the Administrator in respect of a Series 2005-2 Lease Principal Payment Deficit on or prior to 11:00 a.m. (New York City time) on a Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount as set forth in such notice equal to the lesser of (i) such Series 2005-2 Lease Principal Payment Deficit and (ii) the Series 2005-2 Letter of Credit Liquidity Amount on the Series 2005-2 Letters of Credit by presenting to each Series 2005-2 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2005-2 Distribution Account on such Distribution Date; provided, however, that if the Series 2005-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2005-2

Cash Collateral Account and deposit in the Series 2005-2 Distribution Account an amount equal to the lesser of (x) the Series 2005-2 Cash Collateral Percentage on such Distribution Date of the Series 2005-2 Lease Principal Payment Deficit and (y) the amount on deposit in the Series 2005-2 Cash Collateral Account on such Distribution Date (after giving effect to the distribution of any amounts in the Series 2005-2 Cash Collateral Account made pursuant to Section 2.3(c) on such on such Distribution Date) and draw an amount equal to the remainder of such amount on the Series 2005-2 Letters of Credit.

(c)  Final Distribution Date.  The entire Series 2005-2 Invested Amount shall be due and payable on the Series 2005-2 Final Distribution Date.  In connection therewith:

(i)  Demand Note Draw.  If the amount to be deposited in the Series 2005-2 Distribution Account in accordance with Section 2.5(a) together with any amounts to be deposited therein in accordance with Section 2.5(b) on the Series 2005-2 Final Distribution Date, is less than the Series 2005-2 Invested Amount and there are any Series 2005-2 Letters of Credit on such date, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Series 2005-2 Final Distribution Date, the Administrator shall instruct the Trustee in writing (with a copy to the Surety Provider) to make a demand (a “Demand Notice”) substantially in the form attached hereto as Exhibit F on the Demand Note Issuers for payment under the Series 2005-2 Demand Notes in an amount equal to the lesser of (i) such insufficiency and (ii) the Series 2005-2 Letter of Credit Amount.  The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Series 2005-2 Final Distribution Date, deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer.  The Trustee shall cause the proceeds of any demand on the Series 2005-2 Demand Notes to be deposited into the Series 2005-2 Distribution Account.

(ii)  Letter of Credit Draw.  In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding any Distribution Date next succeeding any date on which a Demand Notice has been transmitted by the Trustee to the Demand Note Issuers pursuant to clause (i) of this Section 2.5(c), any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2005-2 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to one or more of the Demand Note Issuers, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding such Series 2005-2 Final Distribution Date, then, in the case of (x) or (y) the Trustee shall draw on the Series 2005-2 Letters of Credit by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that the Demand Note Issuers failed to pay under the Series 2005-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2005-2 Letter of Credit Amount on such Business Day by presenting to each Series 2005-2 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2005-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2005-2 Cash Collateral Account and deposit in the Series 2005-2 Distribution Account an amount equal to the lesser of (x) the Series 2005-2 Cash Collateral Percentage on such Business Day of the amount that the Demand Note Issuers failed to pay under the Series 2005-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the amount on deposit in the Series 2005-2 Cash Collateral Account on such Business Day (after giving effect to the distribution of any amounts in the Series 2005-2 Cash Collateral Account made pursuant to Section 2.3(c), Section 2.5(b) and Section 2.5(d)(ii) on such Business Day) and draw an amount equal to the remainder of the amount that the Demand Note Issuers failed to pay under the Series 2005-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2005-2 Letters of Credit.  The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 2005-2 Letters of Credit and the proceeds of any withdrawal from the Series 2005-2 Cash Collateral Account to be deposited in the Series 2005-2 Distribution Account.

(iii)  Reserve Account Withdrawal.  If, after giving effect to the deposit into the Series 2005-2 Distribution Account of the amount to be deposited in accordance with Section 2.5(a) and the amounts described in clauses (i) and (ii) of this Section 2.5(c), the amount to be deposited in the Series 2005-2 Distribution Account with respect to the Series 2005-2 Final Distribution Date is or will be less than the Series 2005-2 Invested Amount, then prior to 12:00 noon (New York City time) on the second Business Day prior to such Series 2005-2 Final Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2005-2 Reserve Account, an amount equal to the lesser of the amount on deposit in the Series 2005-2 Reserve Account (after giving effect to the distribution of any amounts in the Series 2005-2 Reserve Account made pursuant to Section 2.3(d) and Section 2.5(d)(iii) on such date) and such remaining insufficiency and deposit it in the Series 2005-2 Distribution Account on such Series 2005-2 Final Distribution Date.

(iv)  Demand on Surety Bond.  If after giving effect to the deposit into the Series 2005-2 Distribution Account of the amount to be deposited in accordance with Section 2.5(a) and all other amounts described in clauses (i), (ii) and (iii) of this Section 2.5(c), the amount to be deposited in the Series 2005-2 Distribution Account with respect to the Series 2005-2 Final Distribution Date is or will be less than the Series 2005-2 Outstanding Principal Amount then the Trustee shall make a demand on the Surety Bond by 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date in an amount equal to such insufficiency in accordance with the terms thereof and shall cause the proceeds thereof to be deposited in the Series 2005-2 Distribution Account.  The proceeds from a demand on the Surety Bond made pursuant to this Section 2.5(c)(iv) shall be applied exclusively towards payments of the Series 2005-2 Outstanding Principal Amount for the Series 2005-2 Final Distribution Date.

(d)  Principal Deficit Amount.  On each Distribution Date, other than the Series 2005-2 Final Distribution Date, on which the Principal Deficit Amount is greater than zero, amounts shall be transferred to the Series 2005-2 Distribution Account as follows:

(i)  Demand Note Draw.  If on any Determination Date, the Administrator determines that the Principal Deficit Amount with respect to the next succeeding Distribution Date will be greater than zero and there are any Series 2005-2 Letters of Credit on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing (with a copy to the Surety Provider) to deliver a Demand Notice to the Demand Note Issuers demanding payment of an amount equal to the lesser of (A) the Principal Deficit Amount and (B) the Series 2005-2 Letter of Credit Amount.  The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date, deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer.  The Trustee shall cause the proceeds of any demand on the Series 2005-2 Demand Note to be deposited into the Series 2005-2 Distribution Account.

(ii)  Letter of Credit Draw.  In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day prior to such Distribution Date, any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2005-2 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to any Demand Note Issuer, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding such Distribution Date, then, in the case of (x) or (y) the Trustee shall on such Business Day draw on the Series 2005-2 Letters of Credit an amount equal to the lesser of (i) Series 2005-2 Letter of Credit Amount and (ii) the aggregate amount that the Demand Note Issuers failed to pay under the Series 2005-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) by presenting to each Series 2005-2 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2005-2 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2005-2 Cash Collateral Account and deposit in the Series 2005-2 Distribution Account an amount equal to the lesser of (x) the Series 2005-2 Cash Collateral Percentage on such Business Day of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2005-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the amount on deposit in the Series 2005-2 Cash Collateral Account on such Business Day (after giving effect to the distribution of any amounts in the Series 2005-2 Cash Collateral Account made pursuant to Section 2.3(c) and Section 2.5(b) on such date) and draw an amount equal to the remainder of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2005-2 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2005-2 Letters of Credit.  The Trustee shall deposit into, or cause the deposit of, the proceeds of any draw on the Series 2005-2 Letters of Credit and the proceeds of any withdrawal from the Series 2005-2 Cash Collateral Account to be deposited in the Series 2005-2 Distribution Account.

(iii)  Reserve Account Withdrawal.  If the Series 2005-2 Letter of Credit Amount will be less than the Principal Deficit Amount on any Distribution Date, then, prior to 12:00 noon (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2005-2 Reserve Account, an amount equal to the lesser of (x) the amount on deposit in the Series 2005-2 Reserve Account  (after giving effect to the distribution of any amounts in the Series 2005-2 Reserve Account made pursuant to Section 2.3(d) on such Distribution Date) and (y) the amount by which the Principal Deficit Amount exceeds the amounts to be deposited in the Series 2005-2 Distribution Account in accordance with clauses (i) and (ii) of this Section 2.5(d) and deposit it in the Series 2005-2 Distribution Account on such Distribution Date.

(iv)  Demand on Surety Bond.  If the sum of the Series 2005-2 Letter of Credit Amount and the amount on deposit in the Series 2005-2 Reserve Account (after giving effect to the distribution of any amounts in the Series 2005-2 Reserve Account made pursuant to Section 2.3(d) on such Distribution Date) will be less than the Principal Deficit Amount on any Distribution Date, then the Trustee shall make a demand on the Surety Bond by 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date in an amount equal to the Insured Principal Deficit Amount and shall cause the proceeds thereof to be deposited in the Series 2005-2 Distribution Account. The proceeds from a demand on the Surety Bond made pursuant to this Section 2.5(d)(iv) shall be applied exclusively towards payments of the Principal Deficit Amount for such Distribution Date.

(e)  Distribution.  On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2005-2 Collection Account pursuant to Section 2.5(a) or amounts are deposited in the Series 2005-2 Distribution Account pursuant to Section 2.5(b), (c) or (d) the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay prorata to each Series 2005-2 Noteholder from the Series 2005-2 Distribution Account the amount deposited therein pursuant to Section 2.5(a), (b), (c) or (d), to the extent necessary to pay the Series 2005-2 Controlled Amortization Amount during the Series 2005-2 Controlled Amortization Period, or to the extent necessary to pay the Series 2005-2 Invested Amount during the Series 2005-2 Rapid Amortization Period.

Section 2.6  Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment.  If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account required to be given by the Administrator, at the time specified in the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account without such notice or instruction from the Administrator, provided that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit.  When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

Section 2.7  Series-2005-2 Reserve Account.  (a)  Establishment of Series 2005-2 Reserve Account.  ABRCF shall establish and maintain in the name of the Series 2005-2 Agent for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider, or cause to be established and maintained, an account (the “Series 2005-2 Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider.  The Series 2005-2 Reserve Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2005-2 Reserve Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below “BBB-” by Standard & Poor’s or “Baa2” by Moody’s, then ABRCF shall, within thirty (30) days of such reduction, establish a new Series 2005-2 Reserve Account with a new Qualified Institution.  If the Series 2005-2 Reserve Account is not maintained in accordance with the previous sentence, ABRCF shall establish a new Series 2005-2 Reserve Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2005-2 Agent in writing to transfer all cash and investments from the non-qualifying Series 2005-2 Reserve Account into the new Series 2005-2 Reserve Account.  Initially, the Series 2005-2 Reserve Account will be established with BNY.

(b)  Administration of the Series 2005-2 Reserve Account.  The Administrator may instruct the institution maintaining the Series 2005-2 Reserve Account to invest funds on deposit in the Series 2005-2 Reserve Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2005-2 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date.  All such Permitted Investments will be credited to the Series 2005-2 Reserve Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities.  The Trustee shall, at the expense of ABRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2005-2 Reserve Account.  ABRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments.  In the absence of written investment instructions hereunder, funds on deposit in the Series 2005-2 Reserve Account shall remain uninvested.

(c)  Earnings from Series 2005-2 Reserve Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2005-2 Reserve Account shall be deemed to be on deposit therein and available for distribution.

(d)  Series 2005-2 Reserve Account Constitutes Additional Collateral for Series 2005-2 Notes.  In order to secure and provide for the repayment and payment of ABRCF’s Obligations with respect to the Series 2005-2 Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Series 2005-2 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2005-2 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2005-2 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2005-2 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2005-2 Reserve Account Collateral”).  The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Series 2005-2 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2005-2 Reserve Account.  The Series 2005-2 Reserve Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider.  The Series 2005-2 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2005-2 Reserve Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2005-2 Reserve Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

(e)  Series 2005-2 Reserve Account Surplus.  In the event that the Series 2005-2 Reserve Account Surplus on any Distribution Date, after giving effect to all withdrawals from the Series 2005-2 Reserve Account, is greater than zero, if no Series 2005-2 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist thereafter, the Trustee, acting in accordance with the written instructions of the Administrator (with a copy of such written instructions to be provided by the Administrator to the Surety Provider) pursuant to the Administration Agreement, shall withdraw from the Series 2005-2 Reserve Account an amount equal to the Series 2005-2 Reserve Account Surplus and shall pay such amount to ABRCF.

(f)  Termination of Series 2005-2 Reserve Account.  Upon the termination of the Indenture pursuant to Section 11.1 of the Base Indenture, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2005-2 Noteholders and to the Surety Provider and payable from the Series 2005-2 Reserve Account as provided herein, shall withdraw from the Series 2005-2 Reserve Account all amounts on deposit therein for payment to ABRCF.

Section 2.8  Series 2005-2 Letters of Credit and Series 2005-2 Cash Collateral Account.  (a)   Series 2005-2 Letters of Credit and Series 2005-2 Cash Collateral Account Constitute Additional Collateral for Series 2005-2 Notes.  In order to secure and provide for the repayment and payment of ABRCF’s Obligations with respect to the Series 2005-2 Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) each Series 2005-2 Letter of Credit; (ii) the Series 2005-2 Cash Collateral Account, including any security entitlement thereto; (iii) all funds on deposit in the Series 2005-2 Cash Collateral Account from time to time; (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 2005-2 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series 2005-2 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2005-2 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (ii) through (vii) are referred to, collectively, as the “Series 2005-2 Cash Collateral Account Collateral”).  The Trustee shall, for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider, possess all right, title and interest in all funds on deposit from time to time in the Series 2005-2 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2005-2 Cash Collateral Account.  The Series 2005-2 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider.  The Series 2005-2 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2005-2 Cash Collateral Account; (ii) that its jurisdiction as a securities intermediary is New York, (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2005-2 Cash Collateral Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

(b)  Series 2005-2 Letter of Credit Expiration Date.  If prior to the date which is ten (10) days prior to the then - scheduled Series 2005-2 Letter of Credit Expiration Date with respect to any Series 2005-2 Letter of Credit, excluding the amount available to be drawn under such Series 2005-2 Letter of Credit but taking into account each substitute Series 2005-2 Letter of Credit which has been obtained from a Series 2005-2 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2005-2 Enhancement Amount would be equal to or more than the Series 2005-2 Required Enhancement Amount and the Series 2005-2 Liquidity

Amount would be equal to or greater than the Series 2005-2 Required Liquidity Amount, then the Administrator shall notify the Trustee and the Surety Provider (with the Surety Provider to be provided supporting calculations in reasonable detail) in writing no later than two (2) Business Days prior to such Series 2005-2 Letter of Credit Expiration Date of such determination.  If prior to the date which is ten (10) days prior to the then-scheduled Series 2005-2 Letter of Credit Expiration Date with respect to any Series 2005-2 Letter of Credit, excluding the amount available to be drawn under such Series 2005-2 Letter of Credit but taking into account a substitute Series 2005-2 Letter of Credit which has been obtained from a Series 2005-2 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2005-2 Enhancement Amount would be less than the Series 2005-2 Required Enhancement Amount or the Series 2005-2 Liquidity Amount would be less than the Series 2005-2 Required Liquidity Amount, then the Administrator shall notify the Trustee and the Surety Provider (with the Surety Provider to be provided supporting calculations in reasonable detail) in writing no later than two (2) Business Days prior to such Series 2005-2 Letter of Credit Expiration Date of (x) the greater of (A) the excess, if any, of the Series 2005-2 Required Enhancement Amount over the Series 2005-2 Enhancement Amount, excluding the available amount under such expiring Series 2005-2 Letter of Credit but taking into account any substitute Series 2005-2 Letter of Credit which has been obtained from a Series 2005-2 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (B) the excess, if any, of the Series 2005-2 Required Liquidity Amount over the Series 2005-2 Liquidity Amount, excluding the available amount under such expiring Series 2005-2 Letter of Credit but taking into account any substitute Series 2005-2 Letter of Credit which has been obtained from a Series 2005-2 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (y) the amount available to be drawn on such expiring Series 2005-2 Letter of Credit on such date.  Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such expiring Series 2005-2 Letter of Credit by presenting a draft (with a copy to the Surety Provider) accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2005-2 Cash Collateral Account.

If the Trustee does not receive the notice from the Administrator described in the first paragraph of this Section 2.8(b) on or prior to the date that is two (2) Business Days prior to each Series 2005-2 Letter of Credit Expiration Date, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw the full amount of such Series 2005-2 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2005-2 Cash Collateral Account.

(c)  Series 2005-2 Letter of Credit Providers.  The Administrator shall notify the Trustee and the Surety Provider in writing within one (1) Business Day of becoming aware that (i) the long-term senior unsecured debt credit rating of any Series 2005-2 Letter of Credit Provider has fallen below “A+” as determined by Standard & Poor’s or “Al” as determined by Moody’s or (ii) the short-term senior unsecured debt credit rating of any Series 2005-2 Letter of Credit Provider has fallen below “A-1” as determined by Standard & Poor’s or “P-1” as determined by Moody’s.  At such time the Administrator shall also notify the Trustee of (i) the greater of (A) the excess, if any, of the Series 2005-2 Required Enhancement Amount over the

Series 2005-2 Enhancement Amount, excluding the available amount under the Series 2005-2 Letter of Credit issued by such Series 2005-2 Letter of Credit Provider, on such date, and (B) the excess, if any, of the Series 2005-2 Required Liquidity Amount over the Series 2005-2 Liquidity Amount, excluding the available amount under such Series 2005-2 Letter of Credit, on such date, and (ii) the amount available to be drawn on such Series 2005-2 Letter of Credit on such date.  Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw on such Series 2005-2 Letter of Credit in an amount equal to the lesser of the amounts in clause (i) and clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2005-2 Cash Collateral Account.

(d)  Termination Date Demands on the Series 2005-2 Letters of Credit.  Prior to 10:00 a.m. (New York City time) on the Business Day immediately succeeding the Series 2005-2 Letter of Credit Termination Date, the Administrator shall determine the Series 2005-2 Demand Note Payment Amount, if any, as of the Series 2005-2 Letter of Credit Termination Date and, if the Series 2005-2 Demand Note Payment Amount is greater than zero, instruct the Trustee in writing to draw on the Series 2005-2 Letters of Credit.  Upon receipt of any such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on a Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw an amount equal to the lesser of (i) the Series 2005-2 Demand Note Payment Amount and (ii) the Series 2005-2 Letter of Credit Liquidity Amount on the Series 2005-2 Letters of Credit by presenting to each Series 2005-2 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied by a Certificate of Termination Date Demand and shall cause the Termination Date Disbursement to be deposited in the Series 2005-2 Cash Collateral Account; provided, however, that if the Series 2005-2 Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of (a) 100% minus the Series 2005-2 Cash Collateral Percentage and (b) the lesser of the amounts referred to in clause (i) and (ii) on such Business Day on the Series 2005-2 Letters of Credit as calculated by the Administrator and provided in writing to the Trustee and the Surety Provider.

(e)  Draws on the Series 2005-2 Letters of Credit.  If there is more than one Series 2005-2 Letter of Credit on the date of any draw on the Series 2005-2 Letters of Credit pursuant to the terms of this Supplement, the Administrator shall instruct the Trustee, in writing, to draw on each Series 2005-2 Letter of Credit in an amount equal to the Pro Rata Share of the Series 2005-2 Letter of Credit Provider issuing such Series 2005-2 Letter of Credit of the amount of such draw on the Series 2005-2 Letters of Credit.

(f)  Establishment of Series 2005-2 Cash Collateral Account.  On or prior to the date of any drawing under a Series 2005-2 Letter of Credit pursuant to Section 2.8(b), (c) or (d) above, ABRCF shall establish and maintain in the name of the Trustee for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider, or cause to be established and maintained, an account (the “Series 2005-2 Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap

Counterparty and the Surety Provider.  The Series 2005-2 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2005-2 Cash Collateral Account; provided, however, that if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below “BBB-” by Standard & Poor’s or “Baa3” by Moody’s, then ABRCF shall, within thirty (30) days of such reduction, establish a new Series 2005-2 Cash Collateral Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2005-2 Cash Collateral Account.  If a new Series 2005-2 Cash Collateral Account is established, ABRCF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2005-2 Cash Collateral Account into the new Series 2005-2 Cash Collateral Account.

(g)  Administration of the Series 2005-2 Cash Collateral Account.  ABRCF may instruct (by standing instructions or otherwise) the institution maintaining the Series 2005-2 Cash Collateral Account to invest funds on deposit in the Series 2005-2 Cash Collateral Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2005-2 Cash Collateral Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date.  All such Permitted Investments will be credited to the Series 2005-2 Cash Collateral Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities.  The Trustee shall, at the expense of ABRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2005-2 Cash Collateral Account.  ABRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments.  In the absence of written investment instructions hereunder, funds on deposit in the Series 2005-2 Cash Collateral Account shall remain uninvested.

(h)  Earnings from Series 2005-2 Cash Collateral Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2005-2 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.

(i)  Series 2005-2 Cash Collateral Account Surplus.  In the event that the Series 2005-2 Cash Collateral Account Surplus on any Distribution Date (or, after the Series 2005-2 Letter of Credit Termination Date, on any date) is greater than zero, the Trustee, acting in accordance with the written instructions (a copy of which shall be provided by the Administrator to the Surety Provider) of the Administrator, shall withdraw from the Series 2005-2 Cash

Collateral Account an amount equal to the Series 2005-2 Cash Collateral Account Surplus and shall pay such amount:  first, to the Series 2005-2 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2005-2 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2005-2 Reimbursement Agreement, and, second, to ABRCF any remaining amount.

(j)  Post-Series 2005-2 Letter of Credit Termination Date Withdrawals from the Series 2005-2 Cash Collateral Account.  If the Surety Provider notifies the Trustee in writing that the Surety Provider shall have paid a Preference Amount (as defined in the Surety Bond) under the Surety Bond, subject to the satisfaction of the conditions set forth in the next succeeding sentence, the Trustee shall, on each date following such payment of a Preference Amount, withdraw from the Series 2005-2 Cash Collateral Account and pay to the Surety Provider an amount equal to the lesser of (i) the amount on deposit in the Series 2005-2 Cash Collateral Account on such date and (ii) such Preference Amount (and any interest thereon accrued pursuant to the Insurance Agreement).  Prior to any withdrawal from the Series 2005-2 Cash Collateral Account pursuant to this Section 2.8(j), the Trustee shall have received a certified copy of the order requiring the return of such Preference Amount.

(k)  Termination of Series 2005-2 Cash Collateral Account.  Upon the termination of this Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2005-2 Noteholders and to the Surety Provider and payable from the Series 2005-2 Cash Collateral Account as provided herein, shall withdraw from the Series 2005-2 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to Section 2.8(i) above) and shall pay such amounts:  first, to the Series 2005-2 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2005-2 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2005-2 Reimbursement Agreement, and, second, to ABRCF any remaining amount.

Section 2.9  Series 2005-2 Distribution Account.  (a)  Establishment of Series 2005-2 Distribution Account.  ABRCF shall establish and maintain in the name of the Trustee for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider, or cause to be established and maintained, an account (the “Series 2005-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider.  The Series 2005-2 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2005-2 Distribution Account; provided, however, that if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below “BBB-” by Standard & Poor’s or “Baa3” by Moody’s, then ABRCF shall, within thirty (30) days of such reduction, establish a new Series 2005-2 Distribution Account with a new Qualified Institution.  If the Series 2005-2 Distribution Account is not maintained in accordance with the previous sentence, ABRCF shall establish a new Series 2005-2 Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2005-2 Agent in writing to transfer all cash and investments from the non-qualifying Series 2005-2 Distribution Account into the new Series 2005-2 Distribution Account.  Initially, the Series 2005-2 Distribution Account will be established with BNY.

(b)  Administration of the Series 2005-2 Distribution Account.  The Administrator may instruct the institution maintaining the Series 2005-2 Distribution Account to invest funds on deposit in the Series 2005-2 Distribution Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2005-2 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date.  All such Permitted Investments will be credited to the Series 2005-2 Distribution Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities.  The Trustee shall, at the expense of ABRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2005-2 Distribution Account.  ABRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments.  In the absence of written investment instructions hereunder, funds on deposit in the Series 2005-2 Distribution Account shall remain uninvested.

(c)  Earnings from Series 2005-2 Distribution Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2005-2 Distribution Account shall be deemed to be on deposit and available for distribution.

(d)  Series 2005-2 Distribution Account Constitutes Additional Collateral for Series 2005-2 Notes.  In order to secure and provide for the repayment and payment of ABRCF’s Obligations with respect to the Series 2005-2 Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Series 2005-2 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2005-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2005-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2005-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2005-2 Distribution Account Collateral”).  The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2005-2 Distribution Account and in and to all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2005-2 Distribution Account.  The Series 2005-2 Distribution Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider.  The Series 2005-2 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2005-2 Distribution Account; (ii) that its jurisdiction as securities intermediary is New York, (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2005-2 Distribution Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

Section 2.10  Series 2005-2 Interest Rate Swaps.  (a)  On the Original Series 2005-2 Closing Date, ABRCF entered into an interest rate swap and may enter into one or more additional interest rate swaps acceptable to the Surety Provider (in its reasonable judgment) in respect of the Series 2005-2 Notes with a Qualified Interest Rate Swap Counterparty (a “Series 2005-2 Interest Rate Swap”).  The Series 2005-2 Interest Rate Swaps have an aggregate initial notional amount equal to the Series 2005-2 Initial Invested Amount.  The aggregate notional amount of such Series 2005-2 Interest Rate Swaps shall be reduced pursuant to the terms of such Series 2005-2 Interest Rate Swaps but shall not at any time be less than the Series 2005-2 Invested Amount.  The fixed rate payable by ABRCF under such Series 2005-2 Interest Rate Swaps and any replacement thereof shall not be greater than 5.5%.

(b)  Replacement of Any Series 2005-2 Interest Rate Swap.  If, at any time, a Series 2005-2 Interest Rate Swap Counterparty does not have (i) a long-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating at least “A” from Standard & Poor’s and at least “A2” from Moody’s, (ii) a short-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “A-1”, or if such Series 2005-2 Interest Rate Swap Counterparty does not have a short-term senior, unsecured debt rating, then a long-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “A+”, in each case, from Standard & Poor’s and (iii) a short-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of “P-1”, or if such Series 2005-2 Interest Rate Swap Counterparty does not have a short-term senior, unsecured debt rating, then a long-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “A1”, in each case, from Moody’s, then ABRCF shall cause the Series 2005-2 Interest Rate Swap Counterparty within thirty (30) days following such occurrence, at the Series 2005-2 Interest Rate Swap Counterparty’s expense, to do one of the following (the choice of such action to be determined by the Series 2005-2 Interest Rate Swap Counterparty) (i) obtain a replacement interest rate swap on substantially the same terms as the replaced Series 2005-2 Interest Rate Swap from a Qualified Interest Rate Swap Provider and terminate the applicable Series 2005-2 Interest Rate Swap, (ii) collateralize its obligations under the Series 2005-2 Interest Rate Swap in a manner acceptable to the Rating Agencies and the Surety Provider (in the exercise of its reasonable judgment) in an amount and with collateral which is sufficient to maintain or restore the immediately prior Shadow Rating of the Series 2005-2 Notes or (iii) enter into any other arrangement satisfactory to Standard & Poor’s, Moody’s and the Surety Provider (in the exercise of its reasonable judgment), which is sufficient to maintain or restore the immediately prior Shadow Rating of the Series 2005-2 Notes; provided that no termination of any Series 2005-2 Interest Rate Swap shall occur until ABRCF has entered into a replacement interest rate swap or shall have entered any other arrangement satisfactory to Standard & Poor’s, Moody’s and the Surety Provider (in the exercise of its reasonable judgment).

(c)  To secure payment of all ABRCF’s Obligations with respect to the Series 2005-2 Notes, ABRCF grants a security interest in, and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-2 Noteholders and the Surety Provider, all of ABRCF’s right, title and interest in the Series 2005-2 Interest Rate Swaps and all proceeds thereof (the “Series 2005-2 Interest Rate Swap Collateral”).  ABRCF shall require all Series 2005-2 Interest Rate Swap Proceeds to be paid to, and the Trustee shall allocate all Series 2005-2 Interest Rate Swap Proceeds to, the Series 2005-2 Accrued Interest Account of the Series 2005-2 Collection Account.

(d)   The failure of ABRCF to comply with its covenants contained in this Section 2.10 shall not constitute an Amortization Event with respect to the Series 2005-2 Notes.

(e)  Each Series 2005-2 Interest Rate Swap Counterparty shall be a Swap Counterparty and therefore shall be a beneficiary of the grant set forth in Section 3.1 of the Base Indenture.

Section 2.11  Series 2005-2 Accounts Permitted Investments.  ABRCF shall not, and shall not permit, funds on deposit in the Series 2005-2 Accounts to be invested in:

(i)  Permitted Investments that do not mature at least one Business Day before the next Distribution Date;

(ii)  demand deposits, time deposits or certificates of deposit with a maturity in excess of 360 days;

(iii)  commercial paper which is not rated “P-1” by Moody’s;

(iv)  money market funds or eurodollar time deposits which are not rated at least “AAA” by Standard & Poor’s;

(v)  eurodollar deposits that are not rated “P-1” by Moody’s or that are with financial institutions not organized under the laws of a G-7 nation; or

(vi)  any investment, instrument or security not otherwise listed in clause (i) through (vi) of the definition of “Permitted Investments” in the Base Indenture that is not approved in writing by the Surety Provider.

Section 2.12  Series 2005-2 Demand Notes Constitute Additional Collateral for Series 2005-2 Notes.  In order to secure and provide for the repayment and payment of ABRCF’s Obligations with respect to the Series 2005-2 Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the

Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Series 2005-2 Demand Notes; (ii) all certificates and instruments, if any, representing or evidencing the Series 2005-2 Demand Notes; and (iii) all proceeds of any and all of the foregoing, including, without limitation, cash.  On the Original Series 2005-2 Closing Date, ABRCF delivered to the Trustee, for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider, each Series 2005-2 Demand Note, endorsed in blank.  The Trustee, for the benefit of the Series 2005-2 Noteholders, each Series 2005-2 Interest Rate Swap Counterparty and the Surety Provider, shall be the only Person authorized to make a demand for payments on the Series 2005-2 Demand Notes.

ARTICLE III

AMORTIZATION EVENTS

In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, any of the following shall be an Amortization Event with respect to the Series 2005-2 Notes and collectively shall constitute the Amortization Events set forth in Section 9.1(n) of the Base Indenture with respect to the Series 2005-2 Notes (without notice or other action on the part of the Trustee or any holders of the Series 2005-2 Notes):

(a)  a Series 2005-2 Enhancement Deficiency shall occur and continue for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such Series 2005-2 Enhancement Deficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

(b)  the Series 2005-2 Liquidity Amount shall be less than the Series 2005-2 Required Liquidity Amount for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such insufficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

(c)  the Collection Account, the Series 2005-2 Collection Account, the Series 2005-2 Excess Collection Account or the Series 2005-2 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents);

(d)  all principal of and interest on the Series 2005-2 Notes is not paid in full on or before the Series 2005-2 Expected Final Distribution Date;

(e)  the Trustee shall make a demand for payment under the Surety Bond;

(f)  the occurrence of an Event of Bankruptcy with respect to the Surety Provider;

(g)  the Surety Provider fails to pay a demand for payment in accordance with the requirements of the Surety Bond;

(h)  any Series 2005-2 Letter of Credit shall not be in full force and effect for at least two (2) Business Days and (x) either a Series 2005-2 Enhancement Deficiency would result from excluding such Series 2005-2 Letter of Credit from the Series 2005-2 Enhancement Amount or (y) the Series 2005-2 Liquidity Amount, excluding therefrom the available amount under such Series 2005-2 Letter of Credit, would be less than the Series 2005-2 Required Liquidity Amount;

(i)  from and after the funding of the Series 2005-2 Cash Collateral Account, the Series 2005-2 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents) for at least two (2) Business Days and either (x) a Series 2005-2 Enhancement Deficiency would result from excluding the Series 2005-2 Available Cash Collateral Account Amount from the Series 2005-2 Enhancement Amount or (y) the Series 2005-2 Liquidity Amount, excluding therefrom the Series 2005-2 Available Cash Collateral Amount, would be less than the Series 2005-2 Required Liquidity Amount; and

(j)  an Event of Bankruptcy shall have occurred with respect to any Series 2005-2 Letter of Credit Provider or any Series 2005-2 Letter of Credit Provider repudiates its Series 2005-2 Letter of Credit or refuses to honor a proper draw thereon and either (x) a Series 2005-2 Enhancement Deficiency would result from excluding such Series 2005-2 Letter of Credit from the Series 2005-2 Enhancement Amount or (y) the Series 2005-2 Liquidity Amount, excluding therefrom the available amount under such Series 2005-2 Letter of Credit, would be less than the Series 2005-2 Required Liquidity Amount.

ARTICLE IV

RIGHT TO WAIVE PURCHASE RESTRICTIONS

Notwithstanding any provision to the contrary in the Indenture or the Related Documents, but subject in all respects to the Surety Provider’s rights under Section 6.11, upon the Trustee’s receipt of notice from any Lessee, any Borrower or ABRCF that the Lessees, the Borrowers and ABRCF have determined to increase any Series 2005-2 Maximum Amount, (such notice, a “Waiver Request”), each Series 2005-2 Noteholder may, at its option, waive any Series 2005-2 Maximum Amount (collectively, a “Waivable Amount”) if (i) no Amortization Event exists, (ii) the Requisite Noteholders and the Surety Provider consent to such waiver and (iii) 60 days’ prior written notice of such proposed waiver is provided to the Rating Agencies by the Trustee.

Upon receipt by the Trustee of a Waiver Request (a copy of which the Trustee shall promptly provide to the Rating Agencies), all amounts which would otherwise be allocated to the Series 2005-2 Excess Collection Account (collectively, the “Designated Amounts”) from the date the Trustee receives a Waiver Request through the Consent Period Expiration Date will be held by the Trustee in the Series 2005-2 Collection Account for ratable distribution as described below.

Within ten (10) Business Days after the Trustee receives a Waiver Request, the Trustee shall furnish notice thereof to the Series 2005-2 Noteholders and the Surety Provider, which notice shall be accompanied by a form of consent (each a “Consent”) in the form of Exhibit B by which the Series 2005-2 Noteholders may, on or before the Consent Period Expiration Date, consent to waiver of the applicable Waivable Amount.  If the Trustee receives the consent of the Surety Provider and Consents from the Requisite Noteholders agreeing to waiver of the applicable Waivable Amount within forty-five (45) days after the Trustee notifies the Series 2005-2 Noteholders of a Waiver Request (the day on which such forty-five (45) day period expires, the “Consent Period Expiration Date”), (i) the applicable Waivable Amount shall be deemed waived by the consenting Series 2005-2 Noteholders, (ii) the Trustee will distribute the Designated Amounts as set forth below and (iii) the Trustee shall promptly (but in any event within two days) provide the Rating Agency with notice of such waiver.  Any Series 2005-2 Noteholder from whom the Trustee has not received a Consent on or before the Consent Period Expiration Date will be deemed not to have consented to such waiver.

If the Trustee receives Consents from the Requisite Noteholders on or before the Consent Period Expiration Date, then on the immediately following Distribution Date, the Trustee will pay the Designated Amounts as follows:

(i)  to the non-consenting Series 2005-2 Noteholders, if any, prorata up to the amount required to pay all Series 2005-2 Notes held by such non-consenting Series 2005-2 Noteholders in full; and

(ii)  any remaining Designated Amounts to the Series 2005-2 Excess Collection Account.

If the amount paid pursuant to clause (i) of the preceding paragraph is not paid in full on the date specified therein, then on each day following such Distribution Date, the Administrator will allocate to the Series 2005-2 Collection Account on a daily basis all Designated Amounts collected on such day.  On each following Distribution Date, the Trustee will withdraw a portion of such Designated Amounts from the Series 2005-2 Collection Account and deposit the same in the Series 2005-2 Distribution Account for distribution as follows:

(a)           to the non-consenting Series 2005-2 Noteholders, if any, prorata an amount equal to the Designated Amounts in the Series 2005-2 Collection Account as of the applicable Determination Date up to the aggregate outstanding principal balance of the Series 2005-2 Notes held by the non-consenting Series 2005-2 Noteholders; and

(b)           any remaining Designated Amounts to the Series 2005-2 Excess Collection Account.

If the Requisite Noteholders or the Surety Provider do not timely consent to such waiver, the Designated Amounts will be re-allocated to the Series 2005-2 Excess Collection Account for allocation and distribution in accordance with the terms of the Indenture and the Related Documents.

In the event that the Series 2005-2 Rapid Amortization Period shall commence after receipt by the Trustee of a Waiver Request, all such Designated Amounts will thereafter be considered Principal Collections allocated to the Series 2005-2 Noteholders.

ARTICLE V

FORM OF SERIES 2005-2 NOTES

Section 5.1  Restricted Global Series 2005-2 Notes.  The Series 2005-2 Notes to be issued in the United States will be issued in book-entry form and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a “Restricted Global Series 2005-2 Note”), substantially in the form set forth in Exhibit A-1, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold only in the United States (1) initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Series 2005-2 Notes represented thereby, with the Trustee as custodian for DTC, and registered in the name of Cede as DTC’s nominee, duly executed by ABRCF and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

Section 5.2  Temporary Global Series 2005-2 Notes; Permanent Global Series 2005-2 Notes.  The Series 2005-2 Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable note purchase agreement, and shall initially be issued in the form of one or more temporary notes in registered form without interest coupons (each, a “Temporary Global Series 2005-2 Note”), substantially in the form set forth in Exhibit A-2, which shall be deposited on behalf of the purchasers of the Series 2005-2 Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the account of Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”) or for Clearstream Banking, société anonyme (“Clearstream”), duly executed by ABRCF and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.  Interests in a Temporary Global Series 2005-2 Note will be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons (each, a “Permanent Global Series 2005-2 Note”), substantially in the form of Exhibits A-3, in accordance with the provisions of such Temporary Global Series 2005-2 Note and the Base Indenture (as modified by this Supplement).  Interests in a Permanent Global Series 2005-2 Note will be exchangeable for a definitive Series 2005-2 Note in accordance with the provisions of such Permanent Global Series 2005-2 Note and the Base Indenture (as modified by this Supplement).

ARTICLE VI

GENERAL

Section 6.1  Optional Repurchase.  The Series 2005-2 Notes shall be subject to repurchase by ABRCF at its option in accordance with Section 6.3 of the Base Indenture on any

Distribution Date after the Series 2005-2 Invested Amount is reduced to an amount less than or equal to 10% of the Series 2005-2 Initial Invested Amount (the “Series 2005-2 Repurchase Amount”); provided, however, that as a condition precedent to any such optional repurchase on any Distribution Date on which no Surety Default has occurred and is continuing, ABRCF shall have received the consent of the Surety Provider.  The repurchase price for any Series 2005-2 Note shall equal the aggregate outstanding principal balance of such Series 2005-2 Note (determined after giving effect to any payments of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding principal balance.

Section 6.2  Information.  The Trustee shall, within five (5) Business Days, provide to the Series 2005-2 Noteholders, or their designated agent, and the Surety Provider copies of all information furnished to the Trustee or ABRCF pursuant to the Related Documents, as such information relates to the Series 2005-2 Notes or the Series 2005-2 Collateral.  In connection with any Preference Amount payable under the Surety Bond, the Trustee shall furnish to the Surety Provider its records evidencing the distributions of principal of and interest on the Series 2005-2 Notes that have been made and subsequently recovered from Series 2005-2 Noteholders and the dates on which such payments were made.

Section 6.3  Exhibits.  The following exhibits attached hereto supplement the exhibits included in the Indenture.

Exhibit A-1	Form of Restricted Global Series 2005-2 Note
Exhibit A-2	Form of Temporary Global Series 2005-2 Note
Exhibit A-3	Form of Permanent Global Series 2005-2 Note
Exhibit B:	Form of Consent
Exhibit C:	Form of Series 2005-2 Demand Note
Exhibit D:	Form of Letter of Credit
Exhibit E:	Form of Lease Payment Deficit Notice
Exhibit F:	Form of Demand Notice

Section 6.4  Ratification of Base Indenture.  As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

Section 6.5  Counterparts.  This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 6.6  Governing Law.  This Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Section 6.7  Amendments.  This Supplement may be modified or amended from time to time with the consent of the Surety Provider and in accordance with the terms of the Base Indenture; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by the Series 2005-2 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Series 2005-2 Notes.

Section 6.8  Discharge of Indenture.  Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 2005-2 Notes without the consent of the Required Noteholders and, to the extent there are any amounts due to a Series 2005-2 Interest Rate Swap Counterparty, each such Series 2005-2 Interest Rate Swap Counterparty.

Section 6.9  Notice to Surety Provider, Rating Agencies and each Series 2005-2 Interest Rate Swap Counterparty.  The Trustee shall, within five (5) Business Days, provide to the Surety Provider, each Rating Agency and each Series 2005-2 Interest Rate Swap Counterparty a copy of each notice, opinion of counsel, certificate or other item delivered to, or required to be provided by, the Trustee pursuant to this Supplement or any other Related Document.  Each such opinion of counsel shall be addressed to the Surety Provider and each Series 2005-2 Interest Rate Swap Counterparty, shall be from counsel reasonably acceptable to the Surety Provider and each Series 2005-2 Interest Rate Swap Counterparty and shall be in form and substance reasonably acceptable to the Surety Provider and each Series 2005-2 Interest Rate Swap Counterparty.  All such notices, opinions, certificates or other items delivered to the Surety Provider shall be forwarded to Assured Guaranty Corp., 1325 Avenue of the Americas, 18th Floor, New York, New York, 10019, Attention:  General Counsel; telephone: (212) 974-0100; facsimile: (212) 581-3268; e-mail: riskmanagementdept@assuredguaranty.com and generalcounsel@assuredguaranty.com.

Section 6.10  Certain Rights of Surety Provider.  The Surety Provider shall be deemed to be an Enhancement Provider entitled to receive confirmation of the rating on the Series 2005-2 Notes (without regard to the Surety Bond) pursuant to the definition of “Rating Agency Confirmation Condition.”  In addition, the Surety Provider shall be deemed to be an Enhancement Provider entitled to exercise the consent rights described in clause (ii) of the definition of “Rating Agency Consent Condition.”

Section 6.11  Surety Provider Deemed Noteholder and Secured Party.  Except for any period during which a Surety Default is continuing, the Surety Provider shall be deemed to be the holder of 100% of the Series 2005-2 Notes for the purposes of giving any and all consents, waivers (including, without limitation, pursuant to Article III (other than an Amortization Event described in clauses (f) and (g) thereof) Article IV and Section 6.7), approvals, instructions, directions, requests, declarations and/or notices pursuant to the Base Indenture and this Supplement.  Without the written consent of the Surety Provider, no action shall be taken pursuant to the preceding sentence by the Series 2005-2 Noteholders during any period which a Surety Default is continuing if such action would have a material adverse effect on the Surety Provider. Any reference in the Base Indenture or the Related Documents (including, without limitation, in Sections 2.3, 8.14, 9.1, 9.2 or 12.1 of the Base Indenture) materially, adversely, or detrimentally affecting the rights or interests of the Noteholders, or words of similar meaning, shall be deemed, for purposes of the Series 2005-2 Notes, to refer to the rights or interests of the Surety Provider.  The Surety Provider shall constitute an “Enhancement Provider” with respect to the Series 2005-2 Notes for all purposes under the Indenture and the other Related Documents.

Furthermore, the Surety Provider shall be deemed to be a “Secured Party” under the Base Indenture and the Related Documents to the extent of amounts payable to the Surety Provider pursuant to this Supplement and the Insurance Agreement.   The Insurance Agreement shall constitute an “Enhancement Agreement” with respect to the Series 2005-2 Notes for all purposes under the Indenture and the Related Documents.  Moreover, wherever in the Related Documents money or other property is assigned, conveyed, granted or held for, a filing is made for, action is taken for or agreed to be taken for, or a representation or warranty is made for the benefit of the Noteholders, the Surety Provider shall be deemed to be the Noteholder with respect to 100% of the Series 2005-2 Notes for such purposes.

Section 6.12  Capitalization of ABRCF.  ABRCF agrees that on the A&R Effective Date it will have capitalization in an amount equal to or greater than 3% of the sum of (x) the Series 2005-2 Invested Amount and (y) the invested amount of the Series 2002-2 Notes, the Series 2002-3 Notes, the Series 2003-2 Notes, the Series 2003-3 Notes, the Series 2003-4 Notes, the Series 2003-5 Notes, the Series 2004-1 Notes, the Series 2004-2 Notes, the Series 2005-1 Notes, the Series 2005-2 Notes, the Series 2005-4 Notes, the Series 2006-1 Notes, the Series 2006-2 Notes, the Series 2007-2 Notes and the Series 2008-1 Notes.

Section 6.13  [RESERVED]

Section 6.14  Third Party Beneficiary.  The Surety Provider and each Series 2005-2 Interest Rate Swap Counterparty is an express third party beneficiary of (i) the Base Indenture to the extent of provisions relating to any Enhancement Provider and (ii) this Supplement.

Section 6.15  Prior Notice by Trustee to Surety Provider.  Subject to Section 10.1 of the Base Indenture, the Trustee agrees that, so long as no Amortization Event shall have occurred and be continuing with respect to any Series of Notes other than the Series 2005-2 Notes, it shall not exercise any rights or remedies available to it as a result of the occurrence of an Amortization Event with respect to the Series 2005-2 Notes (except those set forth in clauses (f) and (g) of Article III) or a Series 2005-2 Limited Liquidation Event of Default until after the Trustee has given prior written notice thereof to the Surety Provider and each Series 2005-2 Interest Rate Swap Counterparty and obtained the direction of the Required Noteholders with respect to the Series 2005-2 Notes.  The Trustee agrees to notify the Surety Provider promptly following any exercise of rights or remedies available to it as a result of the occurrence of any Amortization Event or a Series 2005-2 Limited Liquidation Event of Default.

Section 6.16  Effect of Payments by the Surety Provider.  Anything herein to the contrary notwithstanding, any distribution of principal of or interest on the Series 2005-2 Notes that is made with moneys received pursuant to the terms of the Surety Bond shall not (except for the purpose of calculating the Principal Deficit Amount) be considered payment of the Series 2005-2 Notes by ABRCF.  The Trustee acknowledges that, without the need for any further action on the part of the Surety Provider, (i) to the extent the Surety Provider makes payments, directly or indirectly, on account of principal of or interest on the Series 2005-2 Notes to the Trustee for the benefit of the Series 2005-2 Noteholders or to the Series 2005-2 Noteholders (including any Preference Amounts as defined in the Surety Bond), the Surety Provider will be fully subrogated to the rights of such Series 2005-2 Noteholders to receive such principal and interest and will be deemed to the extent of the payments so made to be a

Series 2005-2 Noteholder and (ii) the Surety Provider shall be paid principal and interest in its capacity as a Series 2005-2 Noteholder until all such payments by the Surety Provider have been fully reimbursed, but only from the sources and in the manner provided herein for the distribution of such principal and interest and in each case only after the Series 2005-2 Noteholders have received all payments of principal and interest due to them hereunder on the related Distribution Date.

Section 6.17  Series 2005-2 Demand Notes.  Other than pursuant to a demand thereon pursuant to Section 2.5, ABRCF shall not reduce the amount of the Series 2005-2 Demand Notes or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2005-2 Demand Notes after such reduction or forgiveness is less than the Series 2005-2 Letter of Credit Liquidity Amount.  ABRCF shall not agree to any amendment of the Series 2005-2 Demand Notes without first satisfying the Rating Agency Confirmation Condition and the Rating Agency Consent Condition.

Section 6.18  Subrogation.  In furtherance of and not in limitation of the Surety Provider’s equitable right of subrogation, each of the Trustee and ABRCF acknowledge that, to the extent of any payment made by the Surety Provider under the Surety Bond with respect to interest on or principal of the Series 2005-2 Notes, including any Preference Amount, as defined in the Surety Bond, the Surety Provider is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Series 2005-2 Noteholders under the Indenture.  Each of ABRCF and the Trustee agree to such subrogation and, further, agree to take such actions as the Surety Provider may reasonably request in writing to evidence such subrogation.

Section 6.19  Termination of Supplement.  This Supplement shall cease to be of further effect when all outstanding Series 2005-2 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2005-2 Notes which have been replaced or paid) to the Trustee for cancellation, ABRCF has paid all sums payable hereunder, the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts due under this Supplement and the Insurance Agreement, the Series 2005-2 Interest Rate Swaps have been terminated and there are no amounts due and owing thereunder and, if the Series 2005-2 Demand Note Payment Amount on the Series 2005-2 Letter of Credit Termination Date was greater than zero, all amounts have been withdrawn from the Series 2005-2 Cash Collateral Account in accordance with Section 2.8(i).

Section 6.20  Condition to Termination of ABRCF’s Obligations.  Notwithstanding anything to the contrary in Section 11.1 of the Base Indenture, so long as this Supplement is in effect, ABRCF may not terminate its obligations under the Indenture unless ABRCF shall have delivered to the Surety Provider and each Series 2005-2 Interest Rate Swap Counterparty an Opinion of Counsel, in form and substance acceptable to the Surety Provider and each Series 2005-2 Interest Rate Swap Counterparty, to the effect that, in the event of a bankruptcy proceeding under the Bankruptcy Code in respect of ABRCF, the Lessor or any Lessee, the bankruptcy court would not avoid any amounts distributed to the Series 2005-2 Noteholders, the Surety Provider or any Series 2005-2 Interest Rate Swap Counterparty in connection with such termination.

Section 6.21  Confidential Information.

(a)  The Trustee and each Series 2005-2 Note Owner agrees, by its acceptance and holding of a beneficial interest in a Series 2005-2 Note, to maintain the confidentiality of all Confidential Information in accordance with procedures adopted by the Trustee or such Series 2005-2 Note Owner in good faith to protect confidential information of third parties delivered to such Person; provided, that such Person may deliver or disclose Confidential Information to:  (i) such Person’s directors, trustees, officers, employees, agents, attorneys, independent or internal auditors and affiliates who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 6.21; (ii) such Person’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 6.21; (iii) any other Series 2005-2 Note Owner; (iv) any Person of the type that would be, to such Person’s knowledge, permitted to acquire an interest in the Series 2005-2 Notes in accordance with the requirements of the Indenture to which such Person sells or offers to sell any such Series 2005-2 Note or any part thereof and that agrees to hold confidential the Confidential Information substantially in accordance with this Section 6.21 (or in accordance with such other confidentiality procedures as are acceptable to ABRCF); (v) any federal or state or other regulatory, governmental or judicial authority having jurisdiction over such Person; (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about the investment portfolio of such Person, (vii) any reinsurers or liquidity or credit providers that agree to hold confidential the Confidential Information substantially in accordance with this Section 6.21 (or in accordance with such other confidentiality procedures as are acceptable to ABRCF); (viii) any other Person with the consent of ABRCF; or (ix) any other Person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation, statute or order applicable to such Person, (B) in response to any subpoena or other legal process upon prior notice to ABRCF (unless prohibited by applicable law, rule, order or decree or other requirement having the force of law), (C) in connection with any litigation to which such Person is a party upon prior notice to ABRCF (unless prohibited by applicable law, rule, order or decree or other requirement having the force of law) or (D) if an Amortization Event with respect to the Series 2005-2 Notes has occurred and is continuing, to the extent such Person may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Series 2005-2 Notes, the Indenture or any other Related Document; and provided, further, however, that delivery to any Series 2005-2 Note Owner of any report or information required by the terms of the Indenture to be provided to such Series 2005-2 Note Owner shall not be a violation of this Section 6.21.  Each Series 2005-2 Note Owner agrees, by acceptance of a beneficial interest in a Series 2005-2 Note, except as set forth in clauses (v), (vi) and (ix) above, that it shall use the Confidential Information for the sole purpose of making an investment in the Series 2005-2 Notes or administering its investment in the Series 2005-2 Notes.  In the event of any required disclosure of the Confidential Information by such Series 2005-2 Note Owner, such Series 2005-2 Note Owner agrees to use reasonable efforts to protect the confidentiality of the Confidential Information.

(b)           For the purposes of this Section 6.21, “Confidential Information” means information delivered to the Trustee or any Series 2005-2 Note Owner by or on behalf of ABRCF in connection with and relating to the transactions contemplated by or otherwise pursuant to the Indenture and the Related Documents; provided, that such term does not include information that:  (i) was publicly known or otherwise known to the Trustee or such Series 2005-2 Note Owner prior to the time of such disclosure; (ii) subsequently becomes publicly known through no act or omission by the Trustee, any Series 2005-2 Note Owner or any person acting on behalf of the Trustee or any Series 2005-2 Note Owner; (iii) otherwise is known or becomes known to the Trustee or any Series 2005-2 Note Owner other than (x) through disclosure by ABRCF or (y) as a result of the breach of a fiduciary duty to ABRCF or a contractual duty to ABRCF; or (iv) is allowed to be treated as non-confidential by consent of ABRCF.

(c)           Notwithstanding the provisions set forth in Section 6.11, the Surety Provider shall be bound by the confidentiality provisions set forth in the Insurance Agreement in lieu of this Section 6.21.

Section 6.22  Conditions to Effectiveness.

This Supplement shall become effective on the date on which the following conditions have been satisfied:

(a)  the conditions precedent to amendment of the Original 2005-2 Supplement contained in the Base Indenture and the Original 2005-2 Supplement have been satisfied;

(b)  the Rating Agency Consent Condition shall have been satisfied with respect to the amendment and restatement of the Original Series Supplement and the transactions contemplated thereby;

(c)  (i) each of the Surety Provider, the Trustee and ABRCF shall have executed the Insurance Agreement and the Premium Letter; (ii) each of the Terminated Surety Provider, the Trustee and ABRCF shall have executed the Terminated Surety Provider Consent and Release Letter; and (iii) each of ABRCF, the Trustee and the Series 2005-2 Noteholders shall have executed the Series 2005-2 Noteholder Consent Letter; and

(d)  simultaneously with the release of the executed documents set forth in this Section 6.22, (i) the Surety Provider shall have issued the Surety Bond to the Trustee for the benefit of the Series 2005-2 Noteholders and (ii) the Trustee shall cancel and release the Terminated Surety Bond pursuant to the Terminated Surety Provider Consent and Release Letter.

IN WITNESS WHEREOF, ABRCF and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

AVIS BUDGET RENTAL CAR FUNDING(AESOP) LLC
/s/: David Calabria
By:	Name: David Calabria Title: Assistant Treasurer

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee
/s/: Sally R. Tokich
By:

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Series 2005-2 Agent
By:	/s/: Sally R. Tokich
Name: Sally R. Tokich Title: Assistant Vice President